UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SIMMONS FIRST NATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF SIMMONS FIRST NATIONAL CORPORATION:
NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Simmons First National Corporation (“Company”) will be held in the Ryburn Community Room of the Company’s Pine Bluff, Arkansas, headquarters (501 Main St., Pine Bluff, Arkansas, 71601) at 8:00 A.M. Central Time, on Thursday, April 23, 2020, for the following purposes:
1.
To fix at 15 the number of directors to be elected at the meeting;

2.
To elect 15 persons as directors to serve until the next annual shareholders’ meeting and until their successors have been duly elected and qualified;

3.
To consider adoption of a non-binding resolution approving the compensation of the named executive officers of the Company;

4.
To consider ratification of the Audit Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2020;

5.
To consider amending the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance from 4,000,000 to 7,600,000 and extend the term thereof from June 30, 2025 to June 30, 2030; and

6.
To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on February 25, 2020, will be entitled to vote at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS:
Patrick A. Burrow, Secretary
Pine Bluff, Arkansas
March 17, 2020

ANNUAL MEETING OF SHAREHOLDERS
SIMMONS FIRST NATIONAL CORPORATION
P. O. Box 7009
Pine Bluff, Arkansas 71611
PROXY STATEMENT
Meeting to be held on April 23, 2020
Proxy and Proxy Statement furnished on or about March 17, 2020
The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Simmons First National Corporation (“Company”) for use at the annual meeting of the shareholders of the Company to be held on Thursday, April 23, 2020, at 8:00 a.m. Central Time, in the Ryburn Community Room of the Company’s Pine Bluff, Arkansas, principal executive offices (501 Main St., Pine Bluff, Arkansas, 71601) or at any adjournment or adjournments thereof. When such proxy is properly executed and returned, the shares represented by it will be voted at the meeting in accordance with any directions noted thereon, or if no direction is indicated, will be voted “For” Proposals 1, 2, 3, 4, and 5.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on April 23, 2020:
The Notice, Proxy Statement, Annual Report on Form 10-K, and Company Report
are available at www.edocumentview.com/sfnc.
REVOCABILITY OF PROXY
Any shareholder giving a proxy has the power to change or revoke it at any time before it is voted.
COSTS AND METHOD OF SOLICITATION
The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, electronic communications and personal interview. These persons will receive no compensation other than their regular salaries, but they will be reimbursed by the Company for their actual expenses incurred in such solicitations.
OUTSTANDING SECURITIES AND VOTING RIGHTS
At the meeting, holders of the $0.01 par value Class A common stock (the “Common Stock”) of the Company will be entitled to one vote, in person or by proxy, for each share of the Common Stock owned of record as of the close of business on February 25, 2020. On that date, the Company had 113,281,297 shares of the Common Stock outstanding and entitled to vote at the meeting. 3,618,876 of such shares were held by the trust division of Simmons Bank (“Bank”) in a fiduciary capacity, of which 100,880 shares cannot be voted by the Bank at the meeting.
All actions requiring a vote of the shareholders must be taken at a meeting at which a quorum is present in person or by proxy. A quorum consists of a majority of the outstanding shares entitled to vote upon a matter. With respect to Proposals 1, 3, 4, and 5 approval requires that the votes cast “for” the proposal exceed the votes cast “against” it.
With respect to Proposal 2, the Company’s by-laws provide that, in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the votes cast “for” a nominee must exceed the votes cast “against” the nominee. If an incumbent nominee does not receive the required votes for election at the meeting, the Board, through a process managed by the Board’s Nominating and Corporate Governance Committee (“NCGC”), will consider whether to accept the director’s offer of resignation, which is required to be immediately tendered under the Company’s by-laws, and will publicly disclose its decision.
To be elected in a “contested election,” which is an election in which the number of nominees for director is greater than the number of directors to be elected, a nominee for director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. All proxies submitted will be tabulated by Computershare, the transfer agent for the Common Stock.
The enclosed proxy card also provides a method for shareholders to abstain from voting on each matter presented. By abstaining with respect to Proposals 1, 2, 3, 4, or 5, shares will not be voted either for or against the subject proposals, but will be counted for quorum purposes. Abstentions, therefore, will not affect the outcome of the vote on any of the proposals being voted upon. While there may be instances in which a shareholder may wish to abstain from voting on any particular matter, the Board encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.
If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials have been forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that item. Due to various regulatory requirements, brokers or other nominees may not exercise discretionary voting power on the election of directors, executive compensation or other non-routine matters as determined by the Securities and Exchange Commission. While brokers or other nominees might still be permitted to exercise discretionary voting power for Proposal 4 (the ratification of BKD, LLP as our independent auditor), brokers and other nominees may not exercise discretionary voting power for Proposals 1 through 3 (number of directors, election of directors and approval of executive compensation) or Proposal 5 (amendments to the 2015 Incentive Plan). Due to the broad and indefinite scope of the discretionary voting prohibition, it is not expected that brokers or other nominees will attempt to exercise any discretionary voting power. As a result, if you do not provide specific voting instructions to your record holder, the record holder may not vote the shares on Proposals 1 through 3 or Proposal 5. Accordingly, it is particularly important that you provide voting instructions to your broker or other nominee so that your shares may be voted on the matters presented at the meeting.
If your shares are treated as a broker non-vote, your shares will be counted in the number of shares represented for purposes of determining whether a quorum is present. However, broker non-votes will not be included in vote totals (neither “for” nor “against”) and therefore will not affect the outcome of the vote on any of the proposals being voted upon.
In the event a shareholder executes the proxy but does not mark the ballot to vote (or abstain) on any one or more of the proposals, the proxy will be voted “For” Proposals 1, 2, 3, 4, and 5. Further, if any matter, other than the matters shown on the proxy, is properly presented at the meeting which may be acted upon without special notice under Arkansas law, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting. On the date of the mailing of this proxy statement, the Board has no knowledge of any such other matter which will come before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth all persons known to management who own, beneficially or of record, more than 5% of the outstanding Common Stock, the number of shares owned by the named executive officers in the Summary Compensation Table and by all directors and executive officers as a group.
Name and Address of Beneficial Owner	Shares Owned Beneficially(a)	Percent of Class(b)
BlackRock, Inc.(c) 40 East 52nd Street New York, New York 10055	16,199,732	14.30%
The Vanguard Group(d) 100 Vanguard Blvd. Malvern, PA 19355	11,332,523	10.00%
Dimensional Fund Advisors LP(e) Building One 6300 Bee Cave Road Austin, TX 78746	5,871,729	5.18%
George A. Makris Jr.(f)	616,336	*
Robert A. Fehlman(g)	167,617	*
Marty D. Casteel(h)	221,187	*
Patrick A. Burrow(i)	91,040	*
Stephen C. Massanelli(j)	75,689	*
All directors and officers as a group (21 persons)	1,815,913	1.60%

*
The shares beneficially owned represent less than 1% of the outstanding common shares.

(a)
Under the applicable rules, “beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security, or the right to acquire beneficial ownership of the security within 60 days (“exercisable stock options”). Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

(b)
The percentage of common stock beneficially owned was calculated based on the number of shares of common stock outstanding as of February 25, 2020.

(c)
Based solely on information as of December 31, 2019, contained in Amendment No. 11 to Schedule G, filed with the U.S. Securities and Exchange Commission on February 4, 2020. These shares may be owned by one or more of the following entities controlled by BlackRock, Inc.: BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Investment Management (Australia) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Netherlands) B.V., BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC.

(d)
Based solely on information as of February 28, 2020 contained in Amendment No. 5 to Schedule G, filed with the SEC on March 6, 2020, including that The Vanguard Group has shared investment power as to 94,365 shares and shared voting power as to 12,834 shares. These shares may be owned by one or more of the following entities controlled by The Vanguard Group: The Vanguard Group, Inc., Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(e)
Based solely on information as of December 31, 2019 contained in Amendment No. 2 to Schedule G, filed with the SEC on February 12, 2020. These shares may be owned by investment companies, commingled funds, group trusts, and separate accounts for which Dimensional Fund Advisors LP serves as investment adviser, sub-adviser, and/or investment manager.

(f)
Mr. Makris owned of record 160,523 shares; 242,116 shares are held jointly with his spouse; 9,270 shares are held in his IRA; 10,990 shares are held in his wife’s IRA, 10,000 shares held in a trust for his benefit, 1,016 shares were held in his account in the Company’s 401(k) Plan; 3,691 shares were held in his account in SFNC Employee Stock Purchase Plan and 178,730 shares were deemed held through exercisable stock options.
(g)
Mr. Fehlman owned of record 74,908 shares; 15,273 shares were held in his fully vested account in the Company’s 401(k) Plan; 1,266 shares were held in his account in SFNC Employee Stock Purchase Plan and 76,170 shares were deemed held through exercisable stock options.

(h)
Mr. Casteel owned of record 108,995 shares; 8,358 shares were owned jointly with his wife; 22,434 shares were held in his fully vested account in the Company’s 401(k) Plan; 5,230 shares were held in his account in SFNC Employee Stock Purchase Plan and 76,170 shares were deemed held through exercisable stock options.

(i)
Mr. Burrow owned of record 47,305 shares; 300 shares were held in his fully vested account in the Company’s 401(k) Plan; 1,985 shares were held in his account in SFNC Employee Stock Purchase Plan and 41,450 shares were deemed held through exercisable stock options.

(j)
Mr. Massanelli owned of record 36,219 shares; 4,700 shares were held in his IRA; 300 shares were held in his fully vested account in the Company’s 401(k) Plan and 34,470 shares were deemed held through exercisable stock options.

PROPOSAL 1 — FIX THE NUMBER OF DIRECTORS
At the 2019 annual shareholders’ meeting, the number of directors was set at fifteen (15), and the fifteen (15) nominees were elected. The Board has considered the number of directors that should serve on the Board for the ensuing year and has set the number of directors to be elected at the 2020 annual shareholders’ meeting at fifteen (15). The Board is presenting its decision to set the number of directors to be elected to the Board at the annual shareholders’ meeting at fifteen (15) to the shareholders for ratification.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO RATIFY THE ACTION OF THE BOARD TO FIX THE NUMBER OF DIRECTORS AT FIFTEEN (15).
PROPOSAL 2 — ELECTION OF DIRECTORS
Each of the persons named below is presently serving as a director of the Company for a term which ends on April 23, 2020, or such other date upon which a successor is duly elected and qualified. The Board has evaluated the independence of each director serving on the Board and its audit, compensation, and nominating and corporate governance committees under applicable law and regulations and the NASDAQ listing standards. The table below summarizes the findings of the Board (and reflects the present composition of each of the named committees):
Name(1)	Board of Directors	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Jay D. Burchfield	Independent	Independent	Independent	*
Marty D. Casteel	Not Independent	*	*	*
William E. Clark, II	Independent	*	*	*
Steven A. Cossé	Independent	Independent	Independent	Independent
Mark C. Doramus	Independent	*	*	*
Edward Drilling	Independent	Independent	*	*
Eugene Hunt	Independent	Independent	*	*
Jerry Hunter	Independent	*	Independent	Independent
Susan Lanigan	Independent	*	Independent	Independent
W. Scott McGeorge	Independent	Independent	Independent	*

Name(1)	Board of Directors	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
George A. Makris, Jr.	Not Independent	*	*	*
Tom Purvis	Independent	*	*	*
Robert L. Shoptaw	Independent	Independent	Independent	Independent
Russell W. Teubner	Independent	*	*	*
Mindy West	Independent	Independent	Independent	Independent

*
The director is not a member of the Committee.

(1)
Christopher R. Kirkland, who retired from the Board effective December 31, 2019, was determined to be an independent director.

In the evaluation of Mr. Clark’s independence, the Board considered the engagement of Clark Contractors, LLC by the Bank as general contractor for the renovation of the Bank’s office building in Little Rock, Arkansas (Mr. Clark holds a majority interest, and is the chairman and chief executive officer of, Clark Contractors, LLC). The engagement was undertaken through a competitive bid process in which Clark Contractors, LLC submitted the lowest bid, and the project, which began in 2018, was substantially completed in 2019. In the evaluation of Mr. Doramus’s independence, the Board considered investment banking and brokerage services provided by Stephens Inc., as well as insurance services provided by insurance agency affiliates of Stephens Inc. (Mr. Doramus is the chief financial officer of Stephens Inc.). In each of these cases, the fees paid to each of these entities were below the independence thresholds of the NASDAQ listing standards, and the Board determined that the relationship did not interfere with the director’s ability to exercise independent judgment as a director of the Company.
The proxies hereby solicited will be voted for the election of the nominees shown below, as directors, to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified, unless otherwise designated in the proxy. If at the time of the meeting any of the nominees should be unable or unwilling to serve, the discretionary authority granted in the proxy may be exercised to vote for the election of a substitute or substitutes selected by the Board. Management has no reason to believe that any substitute nominee or nominees will be required.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE BELOW-NAMED NOMINEES FOR ELECTION TO THE BOARD.
Jay Burchfield
Mr. Burchfield, 73, was elected to the Board in 2015. He is the retired Chairman of Ozark Trust and Investment Corporation and its subsidiary company, Trust Company of the Ozarks. His career has spanned over 40 years, primarily in the banking and financial services industry. Mr. Burchfield formerly served as an Advisory Director of Liberty Bancshares, Inc., which was acquired by the Company in February 2015.
He received a B.S. degree in Marketing in 1968 and M.S. degree in Education in 1972 from Central Missouri State University. Mr. Burchfield graduated from the Graduate School of Banking of the South at Louisiana State University in 1980. Mr. Burchfield is a veteran of the U. S. Army.
Mr. Burchfield currently serves as a Director of O’Reilly Automotive, Inc. In this role, he serves as Lead Director and as a member of its Compensation and Audit Committees. Mr. Burchfield also serves as Senior Principal of SilverTree Companies, a real estate company.
The Board believes that Mr. Burchfield’s experience and expertise in the banking industry, strategic business development, executive compensation and leadership development will be beneficial in the management of the Company’s operations.
Marty D. Casteel
Mr. Casteel, 69, was elected to the Board in 2020. Mr. Casteel has been employed by the Company’s lead subsidiary, Simmons Bank, for over 30 years. During that time, he has held various leadership roles, including serving as Simmons Bank’s chairman, president, and chief executive officer since 2013. In addition, Mr. Casteel is a senior executive vice president of the Company, a position he has also held since 2013. Mr. Casteel received a B.S.B.A. degree in Marketing from University of Arkansas in 1974. Mr. Casteel also served in the U.S. Army from 1974 to 1978.
Mr. Casteel has served on numerous boards during his career. He is currently a member of the boards of directors of Jefferson Regional Medical Center and the Economic Development Alliance of Jefferson County. He is also a past president of the Mortgage Bankers Association of Arkansas.
The Board believes that Mr. Casteel’s deep understanding of current and historical bank operations, as well as his experience as the chairman, president, and chief executive officer of Simmons Bank, provides needed skills and insight into the banking and financial services business conducted by the Company and its subsidiaries, including the assessment of lending and deposit activities, the management of financial regulatory affairs, the evaluation of bank policies and practices, and the mitigation of enterprise risks.
William E. Clark, II
Mr. Clark, 50, was elected to the Board in 2008. He is the Chief Executive Officer of Clark Contractors, LLC, a general contractor involved in commercial construction throughout the United States. Prior to the formation of Clark Contractors, LLC in 2009, he was employed by CDI Contractors from 1994 through 2009, where he served in various capacities culminating in his serving as Chief Executive Officer from 2007 to 2009. Mr. Clark received a B.S.B.A. degree in Business Management from the University of Arkansas in 1991.
He is immediate past president of Fifty for the Future, a past chairman of the UAMS Foundation Fund Board of Directors, a past president/chairman for the UAMS Consortium, Arkansas Children’s Hospital Committee for the Future, and St. Vincent Foundation, a former member of the Young Presidents Organization, and a member of Fifty for the Future, the Dean’s Executive Advisory Board for the Walton College of Business at the University of Arkansas, and the Arkansas Executive Forum.
The Board believes that Mr. Clark’s experience within the commercial construction industry provides needed skills in the assessment of the construction industry utilized by the Company in setting policies involving the allocation of credit and lending priorities.
Steven A. Cossé
Mr. Cossé, 72, was elected to the Board in 2004. In 2013, he retired as president and CEO of Murphy Oil Corporation, a Fortune 500 company listed on the New York Stock Exchange (“NYSE”). Mr. Cossé has also previously served as the Executive Vice President and General Counsel for Murphy Oil Corporation. He had served as General Counsel since 1991 and had also previously served as Senior Vice President, Vice President and Principal Financial Officer. Prior to joining Murphy Oil Corporation as General Counsel, he served for eight years as General Counsel for Ocean Drilling & Exploration Company in New Orleans, Louisiana, a NYSE-listed, majority-owned subsidiary of Murphy Oil Corporation. Mr. Cossé received a B.A. degree in Government from Southeastern Louisiana University in 1969 and a Juris Doctorate degree from Loyola University in 1974.
Mr. Cossé also currently serves on the boards of Murphy Oil Corporation (a NYSE-listed company) and SHARE Foundation. He is a member of the Board of Trustees of Loyola University New Orleans, and he is past chairman of the South Arkansas Chapter of the American Red Cross. Mr. Cossé is a member of the Louisiana Bar Association, Arkansas Bar Association and Union County Bar Association.
The Board believes that Mr. Cossé’s experience as an executive officer, general counsel and principal financial officer provides needed skills in the assessment of the oil industry utilized by the Company in setting policies involving the allocation of credit and lending priorities and in the legal, financial and general business issues facing publicly traded companies.
Mark C. Doramus
Mr. Doramus, 61, was elected to the Board in 2015. He serves as Chief Financial Officer of Stephens Inc. (“Stephens”), an independent financial services firm headquartered in Little Rock, Arkansas. He has served in several capacities at Stephens, including in the corporate finance department from 1988 to 1994, Assistant to the President from 1994 to 1996 and Chief Financial Officer since 1996.
He began his career in 1980 with Arthur Andersen & Co. in Dallas, Texas, where he worked as a Certified Public Accountant. He joined the Dallas, Texas, office of Trammell Crow Company in 1983, where he worked until he joined Stephens in 1988.
Mr. Doramus was a member of the CHI St. Vincent Infirmary Board of Directors from 2007 to 2016, serving as chairman from 2012 to 2014. Mr. Doramus was a member of the University of Arkansas at Little Rock Board of Visitors from 2004 to 2016. Mr. Doramus served on the Winthrop Rockefeller Foundation board from 2004 to 2009, serving as Chairman in 2009.
Mr. Doramus graduated from Rhodes College in Memphis, Tennessee, with a B.A. degree in Economics and Business in 1980 and received his M.A. degree in Real Estate and Regional Science from Southern Methodist University in Dallas, Texas, in 1982.
The Board believes that Mr. Doramus’s experience in accounting and the financial services industry provides needed skills for assisting in the management of the Company’s business, including risk management, internal controls and capital management.
Edward Drilling
Mr. Drilling, 64, was elected to the Board in 2008. He joined AT&T (then Southwestern Bell Telephone Company) in 1979 and has served in various operations positions including customer service, sales and marketing, and the external affairs organization. He was named President of AT&T’s Arkansas Division in 2002. Mr. Drilling currently serves as AT&T’s Senior Vice President of External and Regulatory Affairs, a position to which he was appointed in 2017. Mr. Drilling received a B.S. degree in Marketing from the Walton College at the University of Arkansas in 1978 and graduated from the Emory University Advanced Management Program in 1991.
Mr. Drilling has served on numerous boards over the last 30 years, including past chairman of the Arkansas State Chamber of Commerce, Arkansas Children’s Hospital Board of Trustees, University of Arkansas Board of Advisors, former president of the Little Rock Chamber of Commerce Board of Directors, UAMS Arkansas BioVentures Advisory Board, former president of Fifty for the Future and former vice chairman of the Arkansas Economic Development Commission.
The Board believes that Mr. Drilling’s experience as an executive within the telecommunication and information technology industry (having participated in various industry transitions, mergers and technology changes) provides needed skills in the assessment of the technology risks of the Company, the security measures to address these risks and valuable insights involving the executive management of a large enterprise.
Eugene Hunt
Mr. Hunt, 74, was elected to the Board in 2009. He is an attorney in private practice in Pine Bluff, Arkansas. Mr. Hunt began his practice in 1972 and has thereafter been involved in the active practice of law within Arkansas, primarily in Southeast Arkansas. He served as Judge on the Arkansas Court of Appeals from August through December 2008 and has also previously served as a Special Circuit Judge and Special Justice on the Arkansas Supreme Court. Additionally, he served as Director of the Child Support Enforcement Unit, Jefferson County, Arkansas from 1990-2001. Mr. Hunt received a B.A. degree in History and Government from Arkansas AM&N College in 1969 and a Juris Doctorate degree from the University of Arkansas Law School in 1971.
Mr. Hunt also serves on the boards of The Economic Development Corporation of Jefferson County, Arkansas; Jefferson Hospital; and Youth Partners. His has also been involved with the Arkansas Ethics Commission, Jefferson County United Way, and the Arkansas Criminal Code Revision Commission. He is a Life Member of the NAACP and has served as an NAACP Affiliate Attorney since 1978.
The Board believes that Mr. Hunt’s experience as an attorney and his long-term familiarity with the business and social environment in southeastern Arkansas provides needed skills and insight in the small business and consumer needs of the Company’s banking customers in one of its major markets, southeastern Arkansas.

Jerry Hunter
Mr. Hunter, 67, was elected to the Board in January 2017. He is a partner in the Commercial Litigation and Labor & Employment Law Client Service Groups of the international law firm Bryan Cave Leighton Paisner LLP. Mr. Hunter previously served as Labor Counsel for the Kellwood Company, Director of the Missouri Department of Labor and Industrial Relations, and General Counsel of the National Labor Relations Board. Mr. Hunter received a Bachelor’s Degree in History and Government with a Minor in Mathematics from the University of Arkansas at Pine Bluff in 1974 and a Juris Doctor degree from Washington University School of Law in 1977.
Mr. Hunter has served on the boards of the Kellwood Company, Boys Hope Girls Hope International, Associated Industries of Missouri, St. Louis Regional Convention and Sports Complex Authority, U.S. Congress Office of Compliance, American Arbitration Association, Maryville University, and the U.S. Senate Small Business Committee Advisory Council.
The Board believes that Mr. Hunter’s experience as an attorney in senior-level governmental and private-sector roles, as well as his deep knowledge of labor and employment matters, provides needed skills and insight into the legal and regulatory environment in which the Company operates.
Susan Lanigan
Ms. Lanigan, 57, was elected to the Board in 2017. She serves as Chair of the Tennessee Education Lottery Commission, a position to which she was appointed by the Governor of the State of Tennessee and approved by the State Legislature in 2014. Prior to that, she was Executive Vice President of Dollar General Corporation (a NYSE-listed company), a Fortune 200 company, where she worked from July 2002 until May 2013. She also served as Executive Vice President of Chico’s FAS, Inc. (a NYSE-listed company) from May 2016 to her retirement in July 2018.
Ms. Lanigan is on the board of directors of Kirkland’s Inc., where she chairs the Compensation Committee. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President and General Counsel of Zale Corporation. She started her career as a litigation attorney for Troutman Sanders, LLP in Atlanta, GA. Ms. Lanigan received her undergraduate degree from the University of Georgia and her law degree from the University of Georgia School of Law.
The Board believes that Ms. Lanigan’s experience as a senior executive officer and general counsel of large corporations provides needed skills and insight in addressing legal, governance and general business issues facing publicly traded companies.
Scott McGeorge
Mr. McGeorge, 76, was elected to the Board in 2005. He is the senior member of a group of McGeorge and McGeorge — Dickinson family owned companies that include Pine Bluff Sand & Gravel Co., McGeorge Contracting Co., Inc., and Cornerstone Farm and Gin Co., where he serves as Chairman, Chairman, and Vice President, respectively. The companies perform marine construction in a multistate regional area, build highways and similar projects, mine various minerals and produce and sell stone products, asphalt pavement and sand. Cornerstone is engaged in farming operations.
Mr. McGeorge previously served on the board of directors of National Bancshares Corporation and its wholly owned subsidiary National Bank of Commerce of Pine Bluff during the mid-1980s before it was purchased by Boatmen’s Bank. He was on the commercial and industrial loan committee, which approved the largest loans the bank made. Mr. McGeorge received a B.S. degree in Business Administration from the University of Arkansas in 1965. He graduated from U. S. Coast Guard Officer Candidate School and served as an officer in the U.S. Coast Guard for three years.
Mr. McGeorge served as past Secretary and current board member of the National Stone Sand and Gravel Association in Alexandria, Virginia, is a member of the board of directors of Dredging Contractors of America located in Washington, D.C. and is past President and a current director of Mississippi Valley Associated General Contractors in Memphis, Tennessee. He is active in many local and civic activities. He is President of Trinity Foundation, a charitable foundation that seeks to benefit residents of Pine Bluff, Little

Rock and the surrounding areas through grants for scholarship, support of educational institutions and other civic activities. He is a member of the Board of the Economic Development Corporation of Jefferson County, Arkansas.
The Board believes that Mr. McGeorge’s experience in the construction, materials, mining and agricultural industries, as well as his experience and past performance as the president of a large, successful business enterprise, provides needed skills and insight into the overall business and industrial climate and the executive management of a large, successful business enterprise.
George A. Makris, Jr.
Mr. Makris, 63, was elected to the Board in 1997. He currently serves as chairman and chief executive officer of the Company. Prior to his employment by the Company on January 2, 2013, Mr. Makris had been employed by M. K. Distributors, Inc. since 1980 and had served as its President since 1985. Mr. Makris previously served as a member of the board of directors of National Bank of Commerce and its successors from 1985 to 1996 and served as Chairman of the Board from 1994 to 1996. Mr. Makris received a B.A. degree in Business Administration from Rhodes College in 1978 and an M.B.A. from the University of Arkansas in 1980.
Mr. Makris also serves as Chairman of the board of directors of The Economic Development Corporation of Jefferson County, Arkansas and an advisory member of the board of trustees of Jefferson Regional Medical Center. He has previously served as Chairman of the board of trustees of the Arts and Science Center for Southeast Arkansas, Chairman of the Board of Directors of the Economic Development Alliance for Jefferson County, Chairman of the board of directors of the Greater Pine Bluff Chamber of Commerce, Chairman of the King Cotton Classic Basketball Tournament, Chairman of the board of trustees of Trinity Episcopal School, a director of Simmons First National Bank, a director of the Wholesale Beer Distributors of Arkansas, a director of the National Beer Wholesalers Association, a director of CHI St. Vincent. and a member of the board of visitors of the University of Arkansas at Pine Bluff and the University of Arkansas for Medical Sciences, College of Medicine.
The Board believes that Mr. Makris’ experience as the Chairman and Chief Executive Officer of the Company and his experience as a business executive and long-term resident of central and southeastern Arkansas provides needed skills and insight into the banking and financial services business conducted by the Company as well as the executive management of a separate, successful business enterprise in Arkansas.
Tom Purvis
Mr. Purvis, 61, was elected to the Board in 2017. He is a partner in a number of real estate development entities and is a partner in L2L Development Advisors, LLC. His career has spanned over 35 years in real estate and related services. Mr. Purvis previously served as a director of First Texas BHC, Inc., which was acquired by the Company in 2017.
Mr. Purvis currently serves as a director of the Fort Worth Zoo, Fort Worth Streams and Valleys, and Fort Worth Tax Increment Financing District. He attended the Business College at the University of Texas and Texas Christian University, where he received a B.B.A. degree in 1982.
The Board believes that Mr. Purvis’s experience in real estate development and financing provides needed skills for analyzing the real estate industry and setting policies involving the allocation of credit and lending priorities within the Texas and other geographic markets of the Company.
Robert L. Shoptaw
Mr. Shoptaw, 73, was elected to the Board in 2006. Mr. Shoptaw retired as president of Arkansas Blue Cross Blue Shield (“ABCBS”), a mutual health insurance company, in 2008, terminating his 39 years of service to that organization. During the 1970s and 1980s, he served in various management and executive capacities with a primary focus in medical services management, professional relations and government programs administration (Medicare administrative operations). In 1987, Mr. Shoptaw became the Executive Vice President and Chief Operating Officer of ABCBS and was named President and CEO in 1994. After retiring as President and CEO in 2008, he served as Chairman of the Board of Directors of ABCBS from 2009 to

2016. Mr. Shoptaw received a B.A. in Economics from Arkansas Tech University in 1968, an M.B.A. from Webster University in Business Administration and Health Services Management and completed the Advanced Management Program at Harvard University Business School in 1991.
Mr. Shoptaw serves as a member of the board of directors of Arkansas Center for Health Improvement, the Little Rock Metrocentre Improvement District, Arkansas Research Alliance and is the past Chairman of the board of visitors of The University of Arkansas College of Medicine.
The Board believes that Mr. Shoptaw’s experience and past performance as the president of a large mutual health insurance company provides needed skills and insight into the health care industry, health insurance industry and the financial and executive management of a large, successful business enterprise.
Russell W. Teubner
Mr. Teubner, 63, was elected to the Board in 2017. He is the CEO of HostBridge Technology, LLC, a computer software company. Mr. Teubner previously served as a Chairman of Southwest Bancorp, Inc., which was acquired by the Company in 2017.
The Stillwater, Oklahoma, Chamber of Commerce honored him as Citizen of the Year in 1992, Small Business Person of the Year in 1991 – 92, and Small Business Exporter of the Year in 1992 – 93. In 1993, he received the Outstanding Young Oklahoman award given annually by the Oklahoma Jaycees. In 1997, Oklahoma State University (OSU) named Mr. Teubner as a recipient of its Distinguished Alumni award. During 1996 and 1997 he served on the Citizen’s Commission on the Future of Oklahoma Higher Education. In 1998, he was inducted into the OSU College of Business Hall of Fame. Currently, he serves on the board of directors of the OSU Research Foundation and its commercialization subsidiary, Cowboy Technology. In 2019, he was appointed by the Governor of Oklahoma to serve on the board of the Oklahoma Center for the Advancement of Science and Technology (OCAST). Mr. Teubner is a past director of the Oklahoma City branch of the Federal Reserve Bank of Kansas City.
The Board believes that Mr. Teubner’s experience in the technology industry provides needed skills for assessing the role of information technology within the Company and its subsidiaries, as well as addressing technology-related risks within the financial industry.
Mindy West
Ms. West, 51, was elected to the Board in 2017. She currently serves as the Executive Vice President, Chief Financial Officer and Treasurer at Murphy USA Inc., a NYSE-listed retailer of gasoline products and convenience store merchandise, and has held that role since August 2013. In addition to those duties, Ms. West began serving as Executive Vice President of Fuels for Murphy USA Inc. in June 2018. Ms. West was previously employed by Murphy Oil Corporation, joining the company in 1996 and holding positions in accounting, employee benefits, planning and investor relations. She was Murphy Oil Corporation’s director of investor relations from July 2001 until December 2006 and its Vice President and Treasurer from January 2007 until August 2013, when she joined Murphy USA Inc. Ms. West holds a bachelor’s degree in Finance from the University of Arkansas and a bachelor’s degree in Accounting from Southern Arkansas University. She is a Certified Public Accountant and a Certified Treasury Professional. Ms. West also currently serves on the board of directors of United Way of Union County, Arkansas, as well as the board of directors of the Razorback Foundation, and is a member of the South Arkansas University Business Advisory Council.
The Board believes that Ms. West’s experience in accounting and finance, as well as her leadership roles in large, public companies, provide needed skills for assisting in the oversight of the Company’s business, including audit, risk management, internal controls and capital management.

The table below sets forth the name, age, principal occupation or employment during the last five years, prior service as a director of the Company, the number of shares and percentage of the outstanding Common Stock beneficially owned, with respect to each director and nominee proposed, as reported by each nominee:
Name	Age	Principal Occupation	Director Since	Shares Owned(a)	Percent of Class
Jay Burchfield	73	Retired Chairman, Ozark Trust and Investment Corp.	2015	95,435	*
Marty D. Casteel	69	Senior Executive Vice President of the Company; Chairman, President and CEO of the Bank	2020	221,187(b)	*
William E. Clark, II	50	Chairman and CEO, Clark Contractors, LLC (Construction)	2008	17,740(c)	*
Steven A. Cossé	72	Retired President and CEO Murphy Oil Corporation	2004	63,402(d)	*
Mark C. Doramus	61	Chief Financial Officer, Stephens Inc.	2015	16,650(e)	*
Edward Drilling	64	SVP of External and Regulatory Affairs, AT&T Inc.	2008	13,446	*
Eugene Hunt	74	Attorney	2009	16,005(f)	*
Jerry Hunter	67	Partner, Bryan Cave Leighton Paisner LLP	2017	5,100	*
Susan Lanigan	57	Retired EVP & General Counsel, Chico’s FAS, Inc.	2017	6,672	*
W. Scott McGeorge	76	Chairman, Pine Bluff Sand and Gravel Company	2005	93,692	*
George A. Makris, Jr.	63	Chairman and Chief Executive Officer of the Company	1997	616,336(g)	*
Tom Purvis	61	Partner, L2L Development Advisors, LLC (Real Estate)	2017	20,380	*
Robert L. Shoptaw	73	Retired Executive, Arkansas Blue Cross and Blue Shield	2006	62,156(h)	*
Russell W. Teubner	63	CEO, HostBridge Technology, LLC	2017	99,306(i)	*
Mindy West	51	Executive Vice President, Chief Financial Officer and Treasurer Murphy USA Inc.	2017	5,774	*

*
The shares beneficially owned represent less than 1% of the outstanding common shares.

(a)
“Beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose or to direct the disposition of such security, or the right to acquire beneficial ownership of the security within 60 days (“exercisable stock options”). Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

(b)
Mr. Casteel owns of record 108,995 shares; 8,358 shares are owned jointly with his wife; 22,434 shares are held in his fully vested account in the Company’s 401(k) Plan; 5,230 shares are held in his account in SFNC Employee Stock Purchase Plan and 76,170 shares are deemed held through exercisable stock options.

(c)
Mr. Clark owns of record 14,740 shares and 3,000 shares are owned jointly with his spouse.

(d)
Mr. Cossé owns of record 18,770 shares and 44,632 shares are owned jointly with his spouse.

(e)
Mr. Doramus owns 15,840 shares jointly with his spouse and has an indirect pecuniary interest in 810 shares held by an LLC.

(f)
Mr. Hunt owns of record 12,163 shares; 2,010 shares are owned jointly with his spouse; 1,000 shares are owned jointly with his daughter; and 832 shares are held in his IRA.

(g)
Mr. Makris owns of record 160,523 shares; 242,116 shares are held jointly with his spouse; 9,270 shares are held in his IRA; 10,990 shares are held in his wife’s IRA, 10,000 shares held in a trust for his benefit, 1,016 shares are held in his account in the Company’s 401(k) Plan; 3,691 shares are held in his account in SFNC Employee Stock Purchase Plan and 178,730 shares are deemed held through exercisable stock options.

(h)
Mr. Shoptaw owns of record 57,356 shares and 4,800 shares are held in his IRA.

(i)
Mr. Teubner owns of record 4,308 shares; 64,572 shares are held in his IRA; 8,044 shares are held in a charitable remainder trust; 2,478 shares are held in his wife’s IRA; and 19,904 shares are held by Mr. Teubner’s foundation.

Committees and Related Matters
During 2019, the Board maintained and utilized the following committees: Executive Committee, Audit Committee, Compensation Committee, NCGC and Risk Committee.
During 2019, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Edward Drilling, Eugene Hunt, Steve Cosse, Scott McGeorge, and Mindy West. The Board has determined that Messrs. Shoptaw and Cosse, along with Mrs. West, constitute financial experts on the Audit Committee. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. During 2019, this committee met 11 times.
The Compensation Committee, which was composed of Jay Burchfield, (Chairman), Steven A. Cossé, Mark C. Doramus (until March 2019), Jerry Hunter, Susan Lanigan, W. Scott McGeorge, Robert L. Shoptaw, and Mindy West, met 6 times during 2019.
The NCGC, which was composed of Steven A. Cossé (Chairman), Jerry Hunter, Susan Lanigan, Scott McGeorge (until December 2019), and Robert L. Shoptaw, met 3 times during 2019.
The Risk Committee, which was composed of Mark C. Doramus (Chairman), William Clark, Steven A. Cossé, Edward Drilling, Eugene Hunt, Susan Lanigan, Robert L. Shoptaw, and Russ Teubner, met 4 times during 2019.
The Company encourages all Board members to attend the annual shareholders’ meeting. Historically, the directors of the Company and its subsidiaries are introduced and acknowledged at the annual shareholders’ meeting. All of the directors who stood for election at the 2019 annual shareholders’ meeting attended the Company’s 2019 annual shareholders’ meeting.
The Board met 8 times during 2019, including regular and special meetings. All incumbent directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees on which such directors served.
Board Leadership Structure
The Company’s Corporate Governance Principles and Procedures do not mandate the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes that a unified leadership structure with an experienced executive management team is more beneficial to the Company than a bifurcated leadership structure mandating the separation of the Chairman and the CEO. Over the last 35 years, there have been brief periods where the offices of Chairman and CEO were held by different persons. The few brief instances of separation were during transitions in the executive management of the Company. After the management transition was completed, the Board in each instance has chosen to return to a unified leadership structure. The Board believes that it is in the best interest of the Company to provide flexibility in the Company’s leadership structure to address differences in the Company’s operating environment as well as differences in the experience, skills and capabilities of the executive management team serving the Company from time to time. While the Board still believes the unification of the Chairman and Chief Executive Officer positions is in the Company’s best interest, the Board is authorized to separate these positions should circumstances change in the future.
In an effort to strengthen independent oversight of management and to provide for more open communication, Steven A. Cossé served as Chairman of the Executive Committee and Lead Director during 2019. Mr. Cossé, as an independent Lead Director, chaired executive sessions of the Board conducted without management. These sessions are held during each regularly scheduled Board meeting. Management also periodically meets with the Lead Director to discuss Board and Executive Committee agenda items.
Codes of Ethics
Code of Ethics — General.   The Company has adopted a general Code of Ethics applicable to all directors, advisory directors, officers and associates of the Company. The Code is designed to promote conducting the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure and compliance with laws, rules and regulations. Additionally, under the Code of Ethics, associates or directors who learn of a business opportunity in the course of their service for the Company generally cannot appropriate that opportunity for themselves or for others, but must allow the Company to take advantage of the opportunity. The Company’s Code of Ethics is designed to provide guidance and resources to help ensure that:
•
The Company and its associates remain in compliance with all applicable laws and regulations;

•
The Company operates a safe and nondiscriminatory place to work and do business;

•
Confidential and proprietary information is protected;

•
Inappropriate gifts or favors are not accepted; and

•
Conflicts of interest are avoided.

Any material departure from a provision of the Code of Ethics by a director, advisory director, an executive officer, or associate may be waived by the Ethics Committee (in the case of an officer or associate) or the Nominating and Corporate Governance Committee (in the case of a director or advisory director) and shall be reported to the Board, and any such waiver will be promptly disclosed to the extent required by applicable law, rule or regulation.
Code of Ethics for Finance Group.   The Board has adopted a separate Code of Ethics for the Finance Group that supplements the Code of Ethics and applies to the Company’s Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer and Controller and all other officers in the Company’s Finance Group.
Both of these Codes of Ethics may be found on the Company’s website at www.simmonsbank.com in the “Governance Documents” section of the “Investor Relations” page. The Company will disclose any amendments or waivers with respect to its Code of Ethics for Finance Group on its website.
Transactions with Related Persons
From time to time, the Bank and such other banking subsidiaries of the Company as are, or may have been, in operation from time to time, have made loans and other extensions of credit to directors, officers, employees and members of their immediate families, and from time to time directors, officers, employees and members of their immediate families have placed deposits with these banks. These loans, extensions of credit and deposits were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. The Company generally considers banking relationships with directors and their affiliates to be immaterial and as not affecting a director’s independence so long as the terms of the credit relationship are similar to those with other comparable borrowers not related to the Company.
In assessing the impact of a credit relationship on a director’s independence, the Company deems any extension of credit which complies with Federal Reserve Regulation O to be consistent with director independence. The Company believes that normal, arm’s-length banking relationships entered into in the ordinary course of business do not affect a director’s independence.
Regulation O requires such loans to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for comparable transactions by the subsidiary banks of the Company with other persons not related to the Company. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred nor may any such loans be classified or disclosed as non-accrual, past due, restructured or a potential problem loan. The Company’s Board will review any credit to a director or his affiliates that is criticized by internal loan review or a bank regulatory agency in order to determine the impact that such classification may have on the director’s independence.
An immediate family member of George A. Makris, Jr., Chairman and CEO, is employed by the Company. In 2019, Mr. Makris’s son, George A. Makris III, served as a Senior Vice President and received compensation consisting of approximately $548,969. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed by the Compensation Committee.
Policies and Procedures for Approval of Related Party Transactions
Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interest of the Company and its shareholders. The Company’s Code of Ethics addresses matters concerning related party business dealings. Management carefully reviews all proposed related party transactions, other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arm’s-length transaction with an unrelated third party. Management reports to the Board on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Board, the related party is excused from participation in discussion and voting on the matter.
Role of Board in Risk Oversight
The Board has responsibility for the oversight of risk management. The Board, either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company, and the steps being taken to manage them.
While the Board is ultimately responsible for risk oversight, the Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Risk Committee assists the Board in assessing and managing the various risks of the Company (including, among others, asset, liability, and liquidity risks, as well as certain risks associated with fraud, third-party vendors, and information technology). To aid the Risk Committee in its responsibilities, Company management has formed an Enterprise Risk Management Committee of senior executives and has allocated responsibilities for the administration of the risk management program to the Company’s chief risk officer. The Board has adopted a charter for the Risk Committee that outlines its particular duties.
The Audit Committee, composed of independent directors, focuses on financial risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to financial risk assessment and management, including risks related to fraud and liquidity. The Compensation Committee, also composed of independent directors, focuses on the oversight of risks associated with compensation policies and programs. During 2019, four of the Company’s directors who served on the Audit Committee also served on the Risk Committee, thereby providing an internal communication link between the committees.
Policy Regarding Employee, Officer and Director Hedging
We have a policy that prohibits directors of the Company or any of its affiliates, as well as officers of those entities who are at least senior vice presidents, from engaging in transactions (including, without limitation, prepaid variable forward contracts, short sales, call or put options, equity swaps, collars, units of exchange funds, and other derivatives) that are designed to hedge or offset, or that may reasonably be expected to have the effect of hedging or offsetting, a decrease in the market value of any Company securities. Any exception to the policy requires the approval of the NCGC.
Communication with Directors
Shareholders may communicate directly with the Board by sending correspondence to the address shown below. If the shareholder desires to communicate with a specific director, the correspondence should be addressed to such director. Any such correspondence addressed to the Board will be forwarded to the Chairman of the Board for review. The receipt of the correspondence and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific director will be delivered to such director promptly after receipt by the Company. Each such director shall review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board at its next meeting so that the appropriate action, if any, may be taken.
Correspondence should be addressed to:	Simmons First National Corporation Board of Directors Attention: (Chairman or Specific Director) P. O. Box 7009 Pine Bluff, Arkansas 71611
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
During 2019, the NCGC was composed of Steven A. Cossé (Chairman), Jerry Hunter, Susan Lanigan, Robert L. Shoptaw, and Scott McGeorge (until December 2019). All of the members of the committee satisfied the independence standards in accordance with the NASDAQ listing standards. A function of the NCGC regarding nominations is to identify and recommend individuals to be presented for election or re-election as directors of the Company.
Director Nominations and Qualifications
The Board is responsible for recommending nominees for directors to the shareholders for election at the annual shareholders’ meeting. The Board has delegated the identification and evaluation of proposed director nominees to the NCGC. The NCGC charter, which is available for review in the Investor Relations portion of the Company’s web site: www.simmonsbank.com, and certain corporate governance principles and procedures govern the nominations and criteria for proposing or recommending proposed nominees for election and re-election to the Board and its subsidiaries.
The identification of potential directors and the evaluation of existing and potential directors is a continuing responsibility of the committee. The NCGC has not retained any third party to assist it in performing its duties. A proposed director may be recommended to the Board at any time; however, director nominations by shareholders must be made in accordance with the procedures set forth in the Company’s by-laws and described in this proxy statement under the heading “Proposals for 2021 Annual Meeting.”
The NCGC has not set any minimum qualifications for a proposed nominee to be eligible for recommendation to be elected as a director of the Company. The corporate governance principles provide that the NCGC shall consider the following criteria, without any specified priority or weighting, in evaluating proposed nominees for director:
•
Geographic location of residence and business interests

•
Age

•
Community involvement

•
Ability to think independently

•
Ability to fit with the Company’s corporate culture

•
Type of business interests

•
Business and financial expertise

•
Leadership profile

•
Personal and professional ethics and integrity

•
Equity ownership in the Company

The NCGC has no specific quotas for diversity. In evaluating potential nominees to serve as a director for the Company or the Bank, under the criteria set forth above, the NCGC seeks nominees with diverse business and professional experience, skills, gender and ethnic background, as appropriate, in light of the current composition of the boards. Additionally, the NCGC seeks geographical diversity and insights into its local and regional markets by primarily seeking potential director nominees who reside within the markets in which the Company has a significant business presence.
Recommendations from Shareholders
The NCGC will consider individuals recommended by shareholders for service as a director with respect to elections to be held at an annual meeting. In order for the NCGC to consider nominating a shareholder-recommended individual for election at the annual meeting, the shareholder must recommend the individual in sufficient time for the consideration and action by the NCGC. While no specific deadline has been set for notice of such recommendations, recommendations provided to the NCGC by a shareholder on or before November 17, 2020 (for the 2021 Annual Meeting of Shareholders) should provide adequate time for consideration and action by the NCGC prior to the December 31, 2020, deadline for reporting proposed nominations to the Board. Recommendations submitted after such date will be considered by the NCGC, but no assurance can be made that such consideration will be completed and committee action taken by the NCGC in time for the next annual shareholders’ meeting.
The Chairman of the Board, other directors and executive officers may also recommend director candidates to the NCGC. The committee will evaluate individuals recommended by shareholders against the same criteria, described above, used to evaluate other nominees.
Annual Self-Evaluations
In accordance with the Company’s Corporate Governance Principles, the Board, with the oversight of the NCGC, undertakes annual Board and committee self-evaluation processes that involve each director completing detailed questionnaires that assist in the assessment of the performance of the Board, its committees, and their members. The NCGC reports its findings to the Board following completion of the evaluations and oversees any needed follow-up action.
Compensation Committee Interlocks and Insider Participation
During 2019, the Compensation Committee was composed of Jay Burchfield, (Chairman), Steven A. Cossé, Mark C. Doramus (until March 2019), Jerry Hunter, Susan Lanigan, W. Scott McGeorge, Robert L. Shoptaw, and Mindy West, none of whom were employed by the Company. In addition, none of the committee members were formerly officers of the Company.
Compensation Committee Processes and Procedures
Decisions regarding the compensation of the executives are made by the Compensation Committee, which has adopted a charter that is available for review in the Investor Relations portion of the Company’s web site: www.simmonsbank.com. Specifically, the Compensation Committee has strategic responsibility for a broad range of issues, including the Company’s compensation program to compensate key management employees effectively and in a manner consistent with the Company’s stated compensation strategy and the requirements of the appropriate regulatory bodies. The Board appoints each member of the Compensation Committee and has determined that each member is, and each member who served during 2019 was, an independent director.
The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs and certain employee benefits, subject to final action by the Board in certain cases. During the first quarter of each calendar year, the committee makes a specific review focusing on performance and awards for the most recently completed fiscal year and the completion of the process of setting the performance goals for the incentive compensation programs for the current year.
To assist in meeting the objectives outlined above, Pearl Meyer & Partners, LLC, a compensation and benefits consulting firm, has been retained to advise the Compensation Committee on a regular basis concerning the Company’s compensation programs. The committee engaged the consultant to provide general compensation consulting services, including executive and director compensation. In addition, the consultant may perform special compensation projects and consulting services upon request by the Company.
The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO. The Compensation Committee reviews the performance of the CEO and reviews and approves compensation of the other executive officers. The CEO also reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies, and makes recommendations, to the Compensation Committee. The members of the Company’s human resources department assist in such reviews. The human resources department regularly reviews the compensation classification system of the Company, which determines the compensation of all employees of the Company and its affiliates. The Company’s compensation program is based in part on market data. The Compensation Committee also acts upon the proposed grants of stock-based compensation recommended by the CEO for other executives.
In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and the peer group specifically. It makes specific compensation decisions and grants based on a review of such data, Company performance and individual performance and circumstances. For performance-based incentives, the Compensation Committee sets performance targets using management’s internal business plan, industry and market conditions and other factors.
Role of Compensation Consultants
The Company periodically engages compensation consultants to aid in the review of its compensation programs. From time to time, the Company engages compensation consultants to provide national and regional general statistical information regarding compensation within the banking industry. The data reviewed may include base salary, bonus, incentive programs, equity compensation, retirement and other benefits. This information is used to validate the Company’s classification of positions and salaries within its compensation policies.
The Compensation Committee also uses compensation consultants to evaluate its executive and director compensation programs. Presently, the consultant assists such reviews by providing data regarding market practices and making specific recommendations for changes to plan design and policies consistent with the Company’s stated philosophies and objectives.
The Compensation Committee assessed the relationships between Pearl Meyer & Partners, LLC, the Company, the Compensation Committee and the executive officers of the Company for conflicts of interest. In this assessment, the Compensation Committee reviewed the criteria set forth in the SEC’s Reg.240.10C-1(b)(4) (i)-(vi), NASDAQ Rule IM-5605-5(d)(3)(D)(i)-(vi) and such other criteria as it deemed appropriate. The Compensation Committee did not identify any conflicts of interest for Pearl Meyer & Partners, LLC.
Executive Officers
The Board elects executive officers at least annually. All of the officers shown in the table below have been officers of the Company for at least five years, except for Mrs. Compton and Mr. Kanneman. The table below sets forth the name, age, officer position with the Company and Bank and principal occupation or employment during the last five years and tenure of service with the Company for each of the executive officers:
Name	Age	Position	Years Served
George A. Makris, Jr.	63	Chairman and Chief Executive Officer (Company)	7
Robert A. Fehlman	55	Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer	31
Marty D. Casteel	69	Senior Executive Vice President (Company); Chairman, President and Chief Executive Officer (Bank)	31

Name	Age	Position	Years Served
Stephen C. Massanelli	64	Executive Vice President, Chief Administrative Officer and Investor Relations Officer	5
Patrick A. Burrow	66	Executive Vice President, General Counsel and Secretary	5
Jennifer B. Compton(1)	47	Executive Vice President, Chief People Officer and Corporate Strategy Officer	4
David W. Garner	50	Executive Vice President, Executive Director of Finance & Accounting and Chief Accounting Officer	22
Paul D. Kanneman(2)	62	Executive Vice President and Chief Information Officer	3

(1)
Mrs. Compton was hired as Executive Vice President, Chief People Officer and Assistant General Counsel on September 15, 2015. Prior to becoming an officer at the Company, she was Senior Vice President of Human Resources at Acxiom Corporation, a Nasdaq-listed public company that provides enterprise data, analytics, and other information technology services.

(2)
Mr. Kanneman was hired as Executive Vice President and Chief Information Officer on January 2, 2017. Prior to becoming an officer of the Bank, he was a Principal and the National Business Advisory Services Practice Leader at Grant Thornton LLP, an international accounting and advisory firm.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section is a discussion of certain aspects of the Company’s compensation program as it pertains to the principal executive officer, the principal financial officer and the three other most highly-compensated executive officers during 2019. These five persons are referred to throughout this discussion as the “named executive officers.” This discussion focuses on compensation and practices relating to the Company’s most recently completed fiscal year and changes to such compensation and practices going forward.
The Company believes that the performance of each of the executive officers has the potential to impact the profitability of the Company, in both the short term and the long term. Therefore, the Company places significant emphasis on the design and administration of its executive compensation program.
Committee
The compensation program for the Company is designed and administered by the Compensation Committee. For 2019, the members of this committee were Jay Burchfield, (Chairman), Steven A. Cossé, Mark C. Doramus (until March 2019), Jerry Hunter, Susan Lanigan, W. Scott McGeorge, Robert L. Shoptaw, and Mindy West.
Executive Compensation Philosophy
The Company seeks to provide executive compensation packages that are significantly connected to the Company’s overall financial performance, the increase in shareholder value, the success of the Company, and the performance of the individual executive. The main principles of this strategy include the following:
•
attract and retain highly effective and competent executive leadership,

•
encourage a high level of performance from the individual executive,

•
align compensation incentives with the performance of the business unit most directly impacted by the executive’s leadership and performance,

•
enhance shareholder value, and

•
improve the overall performance of the Company.

The Compensation Committee strives to meet these objectives while maintaining market competitive compensation levels and ensuring that the Company makes efficient use of its shares, has predictable expense recognition, and operates within the Company’s risk profile.
Peer Comparison
In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and a specific peer group of comparably sized banking organizations. The committee uses this peer group of banking organizations for comparison in setting executive compensation practices and levels of base salary, incentives and benefits.
Prior to setting the peer group, the committee obtains the recommendation of its compensation consultants on the makeup of its peer group. Because of its growth strategy, the compensation consultant recommended a peer group of publicly traded regional banks with assets between approximately $7.6 billion to $30.2 billion (approximately one half to twice the Company’s size at the time of the recommendation) located in the states of Alabama, Arkansas, Colorado, Florida, Georgia, Iowa, Illinois, Kansas, Kentucky, Louisiana, Missouri, Mississippi, North Carolina, Nebraska, Oklahoma, South Carolina, Tennessee, and Texas. In recent years, due to the consolidation in the banking industry, there has been a reduction in the number of organizations satisfying the peer group criteria. The Compensation Committee adopted the peer group as recommended by its compensation consultant. For our compensation analysis for 2019, the peer group consisted of 19 banking organizations; the name and ticker symbol for each member of the peer group are set forth below:
BancorpSouth Bank (BXS)	Bank OZK (OZK)
Commerce Bancshares, Inc. (CBSH)	First Midwest Bancorp Inc. (FMBI)
Hancock Whitney Corporation (HWC)	Heartland Financial USA Inc. (HTLF)
Home BancShares Inc. (HOMB)	IBERIABANK Corp. (IBKC)
International Bancshares Corp. (IBOC)	Legacy Texas Financial Group, Inc. (LTXB)
Pinnacle Financial Partners Inc. (PNFP)	Prosperity Bancshares, Inc. (PB)
Renasant Corp. (RNST)	South State Corporation (SSB)
Texas Capital Bancshares Inc. (TCBI)	Trustmark Corp. (TRMK)
UMB Financial Corp. (UMBF)	United Community Banks Inc. (UCBI)
Wintrust Financial Corp. (WTFC)
The committee believes the peer group was indicative of the market in which the Company competed for the employment and retention of executive management in early 2019, as such institutions were of similar size and had similar numbers of employees, product offerings and geographic scope.
However, due to the Company’s recent growth, during 2019, the compensation consultant recommended adjustments to the peer group to consist of publicly traded regional banks with assets between approximately $10.8 billion to $43.0 billion (approximately one half to twice the Company’s size following the acquisition of The Landrum Company) located in the states of Arkansas, Florida, Georgia, Iowa, Indiana, Louisiana, Missouri, Mississippi, Oklahoma, South Carolina, Tennessee, Texas, and Virginia. In July 2019, the Compensation Committee approved the peer group changes recommended by its compensation consultant to be effective the following year (with the exception of one peer institution, which the committee did not believe was appropriate for comparison purposes). Therefore, for 2020, the peer group will consist of 23 banking organizations; the name and ticker symbol for each member of the peer group are set forth below:
Ameris Bancorp (ABCB)	Atlantic Union Bankshares Corporation (AUB)
BancorpSouth Bank (BXS)	Bank OZK (OZK)
BOK Financial Corporation (BOKF)	Cullen/Frost Bankers, Inc. (CFR)
Commerce Bancshares, Inc. (CBSH)	First Horizon National Corporation (FHN)
Hancock Whitney Corporation (HWC)	Heartland Financial USA Inc. (HTLF)

Home BancShares Inc. (HOMB)	IBERIABANK Corp. (IBKC)
Independent Bank Group, Inc. (IBTX)	International Bancshares Corp. (IBOC)
Old National Bancorp (ONB)	Pinnacle Financial Partners Inc. (PNFP)
Prosperity Bancshares, Inc. (PB)	Renasant Corp. (RNST)
South State Corporation (SSB)	Texas Capital Bancshares Inc. (TCBI)
Trustmark Corp. (TRMK)	UMB Financial Corp. (UMBF)
United Community Banks Inc. (UCBI)
The committee believes this peer group is more indicative of the market in which the Company currently competes for the employment and retention of executive management.
The executive salary and benefit programs are targeted to the peer group median for each compensation category in order to be competitive in the market. In cases where an executive’s experiences or performance warrant, the Company will typically exceed the peer group median. The Company’s incentive programs are analyzed with similar programs of the peer group. The incentive programs are designed for the emphasis of performance based compensation.
The committee attempts to make compensation decisions consistent with the foregoing objectives and considerations, including, in particular, market levels of compensation necessary to attract, retain and motivate the executive officers. Therefore, the aggregate wealth accumulated or realizable by an executive from past compensation grants is considered but not determinative in setting compensation or making additional grants.
Decisions Regarding Composition of Total Direct Compensation
The Company’s executive compensation program consists of a mix of separate components that seek to align the executives’ incentives with increasing shareholder value. The Company’s executive incentive compensation program includes both non-equity and equity incentive compensation. The Company has established target allocations of non-equity incentive compensation for executive officers. For the CEO, the Board has set a target allocation of potential non-equity incentive compensation at 100% of salary. For all executive officers other than the CEO, the Compensation Committee has set targets for potential non-equity incentive compensation based upon the executive’s scope and performance ranging from 35% to 75% of salary. The Company has also established target allocations of equity incentive compensation for executive officers. For the CEO, the Board has set a target allocation of potential equity incentive compensation at 160% of salary. For all executive officers other than the CEO, the Compensation Committee has set targets for potential equity incentive compensation based upon the executive’s scope and performance ranging from 40% to 100% of salary. If performance goals are achieved at the threshold level, the annual grants for equity incentive compensation to such executives will be 75% of target. If performance goals are achieved at the target level, the annual grants for equity incentive compensation to such executives will be 100% of target. If performance goals are achieved at the maximum level, the annual grants for equity incentive compensation to such executives will be 150% of target. The annual grants for equity incentive compensation consist of restricted stock unit awards, performance share unit awards and/or stock options as specified by the committee. The Compensation Committee has expanded its use of different equity incentive vehicles by utilizing restricted stock awards, restricted stock units, performance share units and non-qualified stock options.
The compensation of the named executive officers who were employed for the entire calendar year 2019 was allocated as follows:
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Base Salaries plus Bonus: ranges from approximately 25% to 43% of total direct compensation.

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Non-equity incentives: ranges from approximately 32% to 37% of total direct compensation.

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Equity incentives: ranges from approximately 25% to 38% of total direct compensation.

“Total direct compensation” means annual base salaries plus bonus plus non-equity and equity incentive compensation, excluding non-recurring special purpose grants. The foregoing percentages are based on the full grant date fair value of annual compensation (calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation). Please refer to the discussion of Accounting

Standards Codification Topic 718, Compensation — Stock Compensation, which precedes the 2019 Summary Compensation Table, below.
The Company emphasizes market practices in the design and administration of its executive compensation program. The Compensation Committee’s philosophy is that incentive pay should generally constitute a significant component of total direct compensation. The executive compensation program utilizes stock options, restricted stock awards, restricted stock units and performance share units, although no stock options or restricted stock awards were issued during 2019. Equity incentive performance measures should promote shareholder return and earnings growth, and the plan design should be based upon a direct connection between performance measures, the participant’s ability to influence such measures and the award levels.
The Company’s compensation consultant has recommended that the Company include stock options, restricted stock awards, restricted stock units as well as performance based stock awards. Consistent with the recommendation of the compensation consultant, the Compensation Committee has included restricted stock units and performance based stock awards as components of the 2019 incentive compensation program.
Executive Compensation Program Overview
The Company takes shareholder feedback on its compensation programs very seriously. The Company appreciates that more than 95% of shares voting at the 2019 Annual Meeting of Shareholders approved the compensation of the named executive officers, as disclosed in the 2019 proxy statement, and the Compensation Committee views this as an indication that the Company has been generally effective in implementing its compensation philosophy and objectives. Nevertheless, the Compensation Committee recognizes that executive pay practices and governance continue to evolve, and the Compensation Committee is committed to continually evaluating the Company’s practices in this area, including through the use of advisors, to help ensure that they support the Company’s overall strategic goals. The four primary components of the executive compensation program are:
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base salary and bonus,

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non-equity incentives,

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equity incentives, and

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benefits.

1. Base Salary and Bonus
Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. The Company pays base salaries because it provides a basic level of compensation and is necessary to recruit and retain executives. The Company may use annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Base salary levels are also used as a benchmark for the amount of incentive compensation opportunity provided to an executive. For example, participation in the cash incentive plan (“CIP”) is set within a range of base salary based upon the executive’s scope of responsibility and the executive’s performance.
As discussed above, the Company’s executive compensation program emphasizes targeting the total amount of compensation to peer group practices with a mix of compensation, including a significant component of incentive compensation. At lower executive levels, base salaries represent a larger proportion of total compensation; but at senior executive levels, total compensation contains a larger component of incentive compensation opportunities.
In December 2019, the Board approved one-time, discretionary bonuses in the form of restricted stock units that vest in substantially equal installments over three years for Messrs. Makris, Fehlman, Casteel, Burrow, and Massanelli in connection with the Company’s successful acquisitions of Reliance Bancshares, Inc. and The Landrum Company, both of which were consummated during 2019 (collectively, the “2019 Acquisitions”). While the Company does not have a practice of routinely utilizing discretionary bonuses as a significant part of the executive compensation program, the Company does believe that such compensation may be appropriate in special corporate situations, particularly in connection with the Company’s successful merger and acquisition activities. The Company believes that, although mergers and acquisitions are an important part of the Company’s overall growth strategy, these transactions are complex, opportunistic events that are difficult to predict from a timing perspective and that must be carefully evaluated when they arise, and the Company believes that building into the long-term incentive plan (discussed in greater detail below) an expectation that the Company must continue to engage in mergers and acquisitions over the course of a particular performance period could incent executive officers to seek transactions that may pose higher levels of risk to, and uncertainty for, the Company’s long-term performance. Therefore, the Company believes it is more appropriate to use one-time, discretionary bonuses to reward executives for exemplary leadership and service when deemed warranted in connection with important, strategic corporate transactions. Recently, these bonuses have been issued in the form of restricted stock units as a method for aligning shareholder interests with the interests of management.
The Company views the 2019 Acquisitions as critical, strategic events. For perspective, the 2019 Acquisitions added approximately $4.9 billion of assets to the Company’s balance sheet and included the largest single acquisition (measured by assets) in the Company’s history. The 2019 Acquisitions substantially contributed to an approximately 30% increase in the Company’s asset size from approximately $16.3 billion in November 2018 (the time that the first 2019 Acquisition was announced) to approximately $21.2 billion in October 2019 (the time that the last 2019 Acquisition was consummated). In addition, the 2019 Acquisitions expanded the Company’s footprint, adding approximately 60 branch locations throughout Missouri, Oklahoma, and Texas, which, as a result, required significant internal reorganizations of the Company’s operational divisions into a more state-centric structure. The Company also spent considerable time and resources integrating the acquired institutions, including through conducting extensive training, undertaking complex systems conversions, and addressing various regulatory and compliance matters. The discretionary bonuses awarded to Mr. Makris and other executive officers were intended to reward those individuals for their exemplary service and leadership in effectively overseeing these events, including in the development of the strategy for the 2019 Acquisitions, the negotiation of those transactions, the integration of the acquired institutions, and the implementation of the associated changes to the Company’s operating structure. While the Company acknowledges that these bonuses reflect a considerable portion of these executive officers’ compensation for 2019, the Company believes that such compensation was warranted due to the efforts of these individuals to ensure the success of the 2019 Acquisitions and the associated changes required for the Company to effectively operate in the post-transaction environment.
2. Non-Equity Incentives
The Company uses the CIP as a short-term incentive to encourage achievement of its annual performance goals. The CIP focuses on the achievement of annual financial goals and awards. The CIP is designed to:
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support strategic business objectives,

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promote the attainment of specific financial goals for the Company and the executive,

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reward achievement of specific performance objectives, and

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encourage teamwork.

The CIP is designed to provide executives with market competitive compensation based upon their scope of responsibility. The size of an executive’s CIP award is influenced by these factors, market practices, Company performance and individual performance. The Compensation Committee generally sets the annual CIP award for an executive to provide an incentive at the market median for expected levels of performance. All of the named executive officers participate in the CIP. Awards earned under the CIP are contingent upon employment with the Company through the payment date in the first quarter of the following fiscal year (no later than March 15), except for payments made in the event of death, retirement or disability.
The ultimate amount paid to an executive under the CIP is a function of four variables:
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the executive’s target award;

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the goals set for the Company;

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the payout amounts established by the Compensation Committee which correspond to Threshold, Target and Maximum levels of performance; and

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the Compensation Committee’s determination of the extent to which the goals were met.

For 2019, company-wide core diluted earnings per share and efficiency ratio were approved as underlying performance parameters for the CIP for Messrs. Makris, Fehlman, Casteel, Burrow, and Massanelli. The Committee developed corresponding threshold, target, and maximum performance levels for each measure. The Committee also set target annual incentive opportunities for each named executive officer, measured as a percentage of base salary. Threshold and maximum payout opportunities, at 50% and 200% of target, were established for each performance goal. No portion of the annual incentive payout is guaranteed. If threshold core diluted earnings per share or threshold efficiency ratio performance levels are not achieved, no payouts will be made under the CIP for that plan goal. To incent CIP participants to make decisions that have positive long-term impact on the Company, even at the expense of short-term results, and to prevent unusual gains and losses from having too great an impact on plan payouts, the Compensation Committee retained discretion to exclude items impacting comparability from company-wide results and adjust actual results for specific items that occurred during the plan year. In addition, the final payouts for Messrs. Fehlman, Burrow, and Massanelli were eligible for negative adjustments based on the actual expenses incurred by their respective departments as compared to budgeted amounts. Further, the Compensation Committee reserves the right to adjust the amount payable under the CIP in accordance with any standard or on any other basis (including an individual discretionary basis up to 25%), as the Compensation Committee may determine. The 2019 CIP design is generally consistent with the design used in 2018.
The Compensation Committee sets the performance measures in the first quarter of each year based on management’s confidential business plan and budget for the coming year, which typically includes planned revenue growth, cost management and profit goals. The committee also sets threshold, target and maximum performance levels. Maximum performance levels reflect ambitious goals which can only be attained when business results are exceptional. Threshold performance levels for the components are usually set at the prior year’s performance level (unless a higher threshold is determined to be appropriate due to unsatisfactory financial performance in the prior year) or based on an analysis of the budget for the coming year.
The Compensation Committee also assesses actual performance relative to pre-set levels and, in doing so, determines the amount of any final award payment. In determining final awards and in evaluating personal performance, the committee considers adjustments to GAAP net income and other corporate performance measures for unplanned, unusual or non-recurring items of gain or expense.
Each participant in the CIP is allocated a targeted incentive as a percentage of his or her base salary which is payable if the Company’s performance satisfies the Target performance points for all components under the CIP and satisfies the qualifying criteria. The table below shows the targeted benefit for the named executive officers for 2019.
Executive Name & Title	Targeted Benefit (% of Base Salary)	Targeted Benefit ($)
George A. Makris, Jr., Chief Executive Officer	100.00%	$770,000
Robert A. Fehlman, Chief Financial Officer	75.00%	$307,500
Marty D. Casteel, Senior Executive Vice President	75.00%	$307,500
Patrick A. Burrow, EVP, General Counsel, & Secretary	50.00%	$157,500
Stephen C. Massanelli, EVP, Chief Administrative Officer	50.00%	$154,500
For the participating named executive officers, the identification and weighting of the CIP components is uniform and limited to core diluted earnings per share and efficiency ratio. For certain other business executives participating in the plan, the applicable CIP components include individualized performance criteria related to the executive’s duties or performance components within the business line the executive manages. Further, the weighting of the CIP components may vary among the other participants in the CIP. The weighting of the CIP components for the named executive officers participating in the CIP in 2019 is as follows:
Component	Weighting
Core Diluted Earnings per Share	50%
Efficiency Ratio	50%

Generally, each component (other than individual goals) has three performance levels that determine the participant’s payout for that component: Threshold, Target and Maximum. No payout is earned for a component if the Company’s performance is below the Threshold. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the participant’s targeted benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold but less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component.
The core diluted earnings per share component is based upon the Company’s core earnings (net income adjusted to exclude non-core items, including items related to branch right sizing, the Company’s early retirement program, and merger-related costs) divided by the average diluted number of common shares outstanding for the period. For the participating named executive officers, this component is allocated 50% of the participant’s targeted CIP benefit. The performance levels for 2019 were set by the Compensation Committee based upon the Company’s performance for 2018. The core diluted earnings per share target was set at $2.53, which represented an approximately 6.75% increase from the Company’s diluted core diluted earnings per share for 2018. The threshold level was set at $2.37 (2018 actual diluted core earnings per share) and the maximum was set at $2.66 (105% of the target level). If the core earnings per share is below the threshold, there will be no core earnings per share entitlement. The actual core diluted earnings per share for 2019 were $2.73; however, to prevent unusual items from having too great an impact, the Compensation Committee reduced the Company’s 2019 core diluted earnings per share by the net benefit realized from the sale of certain shares of Visa class B common stock held by Simmons Bank and the associated charitable contribution to the Simmons First Foundation, both of which occurred during the performance period. As adjusted by the Compensation Committee, the core diluted earnings per share for 2019 were $2.61, which exceeded the target but did not reach the maximum for 2019. The prorated formula for performance in excess of the target but less than maximum provided a benefit from the corporate core diluted earnings per share component of 162% of the allocated target benefit. A more detailed discussion on CIP qualifying and limitation criterion is set forth below.
The efficiency ratio component is based upon the Company’s efficiency ratio for 2019. Efficiency Ratio means non-interest expense (excluding non-recurring items, foreclosed property expense, amortization of intangibles and goodwill impairments) divided by the sum of net interest income (fully taxable equivalent) plus non-interest revenues (excluding gains from securities and non-recurring items). For the participating named executive officers, this component is allocated 50% of the participant’s targeted CIP benefit. The committee establishes a Threshold, Target and Maximum for the efficiency ratio of the Company. The performance levels for 2019 were set by the Compensation Committee based upon the Company’s performance for 2018. The Threshold, Target and Maximum were set at 55.0%, 52.5% and 50.0%, respectively, or approximately 95% and 91% of the 2019 Threshold. The actual efficiency ratio for 2019 was 50.3%; however, as with core diluted earnings per share, to prevent unusual items from having too great an impact, the Compensation Committee adjusted the efficiency ratio by the net impact of the sale of certain shares of Visa class B common stock held by Simmons Bank and the associated charitable contribution to the Simmons First Foundation, both of which occurred during the performance period. As adjusted by the Compensation Committee, the efficiency ratio was 51.2%. The 2019 results for this component exceeded the Target but did not reach the Maximum. The prorated formula for performance in excess of the Target but less than Maximum provided a benefit from the efficiency ratio improvement component of 152% of the allocated target benefit.
Benefit Level(1)	Threshold 50%	Target 100%	Maximum 200%	2019 Results	2019 Prorated Benefit Level
Core Diluted Earnings per Share	$2.37	$2.53	$2.66	$2.61	162.0%
Efficiency Ratio	55.0%	52.5%	50.0%	51.2%	152.0%
Aggregate Benefit(2)					157.0%

(1)
The percentage shown is the percentage of the target benefit for this component earned for performance of the component at the designated level.

(2)
The percentage shown is the percentage of the target benefit earned for performance of the above two components at the designated levels based upon the 50% weighting for each component applicable to all participating named executive officers.

In addition to the performance-based components discussed above, the CIP has a qualifying criterion that must be satisfied annually in order for any participant to qualify for benefits under the CIP. The failure to satisfy the qualifying criterion will prevent the participant from earning any CIP benefit to which he or she would have been entitled based upon the CIP components discussed above. The qualifying criterion for 2019 was the Company’s earnings per share must exceed $2.37. In summary, the Compensation Committee determined that for 2019 the Company did satisfy the qualifying criterion, the core diluted earnings per share component, and the corporate efficiency ratio component. A summary of the CIP payments to the participating named executive officers for 2019 are shown in the following table.
Name	Component	Weighting Factor (%)	Targeted Incentive ($)	Earned Benefit Level (%)	Incentive Earned ($)
George A. Makris, Jr.	Core Diluted Earnings per Share Efficiency Ratio Total CIP Benefit	50%	$385,000	162.0%	$623,700
		50%	385,000	152.0%	585,200
				157.0%	$1,208,900
Robert A. Fehlman	Core Diluted Earnings per Share Efficiency Ratio Total CIP Benefit	50%	$153,750	162.0%	$249,075
		50%	153,750	152.0%	233,700
				157.0%	$482,775
Marty D. Casteel	Core Diluted Earnings per Share Efficiency Ratio Total CIP Benefit	50%	$153,750	162.0%	$249,075
		50%	153,750	152.0%	233,700
				157.0%	$482,775
Patrick A. Burrow	Core Diluted Earnings per Share Efficiency Ratio Total CIP Benefit	50%	$78,750	162.0%	$127,575
		50%	78,750	152.0%	119,700
				157.0%	$247,275
Stephen C. Massanelli	Core Diluted Earnings per Share Efficiency Ratio Total CIP Benefit	50%	$77,250	162.0%	$125,145
		50%	77,250	152.0%	117,420
				157.0%	$242,565
3. Equity Incentives
Historically, the Company has made stock option and/or restricted stock grants to executives of the Company and its subsidiary banks. These awards are generally granted once a year, although in special circumstances additional grants may be made. These awards are used to create a common economic interest among executives and shareholders and to recruit and retain qualified executives. Historically, the Company’s stock options generally have an exercise price equal to the closing price of the Company’s stock at the time of the grant, a ten-year term and vest in equal installments over three to five years after the date of grant. The Company’s restricted stock grants generally do not require any payment from the participant and vest in equal installments over three to five years after the date of grant, although vesting may be over a shorter period if the participant is nearing retirement. On several occasions in the past, the Compensation Committee has chosen to grant non-qualified stock options when under the specific circumstances the desired grants would not qualify as incentive stock options or the committee determined that stock appreciation rights should be granted with the options. Prior to 2009, the Company had generally utilized incentive stock options for most executives, but due to changes in the accounting rules regarding stock-based compensation and the turmoil in the banking industry during the Great Recession, the Company decided in 2009 to de-emphasize stock options and increase the use of restricted stock in making future grants. No stock options were granted as a component of executive compensation during 2019.

Effective for 2015 and thereafter, the Compensation Committee revised the operation of the Company’s equity incentive program, including the adoption of a Long-Term Incentive Plan (“LTIP”) under the Simmons First National Corporation 2015 Incentive Plan. The major components of the LTIP are non-qualified stock options, restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance share units (“PSUs”) that are settled in shares of common stock based on results over a three-year performance period.
Stock Options reward stock price appreciation directly by providing the opportunity for compensation only if the Company’s stock price increases from the date of grant. As previously stated, no stock options were granted in 2019. PSUs reward the achievement over a 3-year performance period of specified financial performance criteria specified in the PSU at the time of the grant. Achievement of a threshold level of performance results in a payout equal to 50% of each participant’s approved target opportunity. Target performance results in a payout equal to 100% of the targeted opportunity. The maximum number of shares that can be earned for each of these performance measures is 200% of the targeted number of PSUs. The ultimate value of performance shares, which are paid in stock, is also impacted directly by stock price appreciation or depreciation over the performance period. Dividend equivalents are paid at the conclusion of the performance period based on the number of shares actually earned during the applicable performance period. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance points for that component.
For the three-year performance period commencing in 2019 (“2021 Performance Period”), the allocation of the equity vehicles under the LTIP is 50% in RSUs and 50% in PSUs (valued at target). Performance does not increase the payout on the portion of the incentive allocated to RSUs, while performance above the Target may increase the payout on PSUs up to 200% of the Target payout level, thereby providing an approximate overall limitation on the LTIP benefits of 150% of Target payout.
When performance based grants of restricted stock are utilized, the Compensation Committee identifies the specific components of the Company’s financial performance to be used in determining the grants. The components are weighted to emphasize the current strategic focus of the Company. The Compensation Committee sets Threshold, Target and Maximum performance levels for each component which if satisfied will entitle the participant to 50%, 100% and 200%, respectively, of the participant’s targeted benefit attributable to that component. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the Participant’s target benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum target benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance points for that component.
2021 Performance Period Grant
The equity incentive granted for the 2021 Performance Period (three-year period 2019-2021) consists of 50% RSUs and 50% PSUs. The RSUs granted for the 2021 Performance Period are time vested in approximately equal installments on the first, second and third anniversary of the grant date. For the 2021 Performance Period, the PSUs were granted to the equity incentive plan participants in February 2019 and will be payable in early 2022 after certification of the results of the 2021 Performance Period by the Compensation Committee or, in the case of Mr. Makris, the board of directors. In February 2019, the Compensation Committee established the performance criteria and the target payout for the PSUs, under the LTIP, including the participating named executive officers. The table below sets forth certain details for the equity incentive for the participating named executive officers in the 2021 Performance Period:

Executive Name & Title	Targeted Equity Incentive (% of Salary)*	Targeted Equity Incentive ($)	RSU Allocation ($)	PSU Allocation ($)
George A. Makris, Jr., CEO	160%	$1,232,000	$616,000	$616,000
Robert A. Fehlman, CFO	100%	410,000	205,000	205,000
Marty D. Casteel, SEVP	100%	410,000	205,000	205,000
Patrick A. Burrow, General Counsel	60%	189,000	94,500	94,500
Stephen C. Massanelli, EVP	60%	185,400	92,700	92,700

*
The percentage set forth in this table reflects the targeted equity incentive as a percentage of the annual salary level of the NEO on January 1, 2019.

For grants made for the 2021 Performance Period, the Compensation Committee set the PSU financial performance criteria as a single component, subject to a modifier based upon a separate metric. The specified component is core diluted earnings per share and the modifier is the total shareholder return ratio. The performance levels for the 2021 Performance Period were set based upon the Company’s performance for 2018. The core diluted earnings per share target is set at $2.91, representing a 6.6% increase at the end of the 2021 Performance Period from the core diluted earnings per share for 2018. The threshold level is set at $2.76 (95% of the target level) and the maximum is set at $3.06 (105% of the target level). If the core diluted earnings per share is below the threshold, there will be no core diluted earnings per share entitlement and no PSU payout.
If at least threshold performance is satisfied for the core diluted earnings per share component, then the core diluted earnings per share entitlement is subject to modification based upon the total shareholder return ratio. The total shareholder return ratio is the average total shareholder return for SFNC during the 2021 Performance Period divided by the total shareholder return of the SNL Mid Cap US Bank Index over the same period computed over the last twenty trading days during the 2020 Performance Period. If the total shareholder return ratio is less than 90% (threshold), then the TSR modifier shall be 80%; if the total shareholder return ratio is 90% to 110% (target), the TSR modifier shall be 100%; and if the total shareholder return ratio exceeds 110% (maximum), the TSR modifier shall be 120%. The PSU payout percentage shall be the product of the core diluted earnings per share entitlement multiplied by the TSR modifier, provided that in no event may the PSU payout percentage exceed 200% of the target. Notably, to enhance the emphasis on shareholder return, for 2020, the Compensation Committee approved TSR as a second component, rather than a modifier. As a result, the performance criteria for the three-year performance period commencing in 2020 will consist of two components — core diluted earnings per share (which will have a weighting of 70%) and relative total shareholder return (which will have a weighting of 30%).
2021 Performance Period Performance Criteria
Component	Threshold (50%)	Target (100%)	Maximum (200%)
Core diluted earnings per share	$2.76	$2.91	$3.06
Modifier	Threshold (80%)	Target (100%)	Maximum (120%)
Total Shareholder Return Ratio	<90%	90% – 110%	>110%
In addition to the performance based restricted stock unit grants, the Compensation Committee periodically utilizes time-vested restricted stock grants in the form of RSAs or RSUs in connection with hiring or promoting executives within the Company and as equity incentives for senior officers below the executive level. During 2019, 390 Company associates received time vested restricted stock unit grants.
Please refer to the section below, “Other Guidelines and Procedures Affecting Executive Compensation” for additional information regarding the Company’s practices when granting stock options and restricted stock units.

4. Benefits
A. Profit Sharing and Employee Stock Ownership Plan
The Company previously offered a combination profit sharing and employee stock ownership plan. This plan was open to substantially all of the employees of the Company including the named executive officers. The plan and the contributions to the plan were designed to provide for retirement benefits to employees and allow the employees of the Company to participate in the ownership of stock in the Company. During 2016, the Company terminated this plan and merged it into the Company’s 401(k) plan.
B. 401(k) Plan
The Company offers a qualified 401(k) Plan in which it makes matching contributions to encourage employees to save money for their retirement. Additionally, the Company may make profit-sharing contributions to the plan which are allocated among participants based upon plan compensation without regard to participant contributions. This plan, and the contributions to it, enhance the range of benefits offered to executives and enhance the Company’s ability to attract and retain employees. Under the terms of the 401(k) Plan, employees may defer a portion of their eligible pay, up to the maximum allowed by I.R.S. regulation, and the Company matches 100% of the first 3% of compensation and 50% of the next 2% of compensation for a total match of 4% of eligible pay for each participant who defers 5% or more of his or her eligible pay. Additionally, for 2019, the Compensation Committee approved a discretionary contribution of 4% of aggregate associate compensation into the 401(k) plan based upon the Company satisfying certain internal financial performance criteria, which were made in February 2020. Account balances under the 401(k) Plan are fully vested at all times.
C. Perquisites and Other Benefits
Historically, perquisites and other benefits have represented a small part of the overall compensation package, and are offered only after consideration of business need. The Compensation Committee annually reviews the perquisites and other personal benefits that are provided to senior management. The primary perquisites were automobile allowances, club memberships and certain relocation and moving expenses. For 2016 and thereafter, the Company has chosen to substantially change the manner in which it provides perquisites to senior management officers. Rather than administer separate perquisite programs for numerous officers within the Company, the Company generally will provide a cash stipend to executive officers to cover the costs of such items that the officer needs to perform his or her duties. The stipends are taxable income to the officers and are generally uniform in amount for officers with similar duties and responsibilities.
D. Post-Termination Compensation
Deferred Compensation Arrangements   In 2019, the Company maintained five non-qualified deferred compensation arrangements designed to provide supplemental retirement pay from the Company to certain of the executive officers. Three of the named executive officers had such agreements with the Company. The Deferred Compensation Agreements for Messrs. Makris, Fehlman, and Casteel (who has two such plans) are non-qualified defined benefit type plans. The Company bears the entire cost of benefits under these plans. The Company provides retirement benefits in order to attract and retain executives. The amounts payable to the participants under these plans are determined by each plan’s benefit formula, which is described in the section below “Pension Benefits Table.”
Additionally, in 2017, the Company adopted the Simmons First National Corporation Deferred Compensation Plan (“NQDC Plan”). The NQDC Plan is as a non-qualified deferred compensation plan in the form of an excess contribution plan primarily open to executive officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90 percent of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to four percent (4%) of Excess Compensation, provided the executive officer has elected a deferral rate on Excess Compensation of at least five percent (5%) for the year. “Plan Compensation” includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.

The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants at the discretion of the Company. Benefits under the NQDC Plan are fully vested at all times and are payable only upon separation from service according to the 409A compliant distribution election made by the executive officer upon election to participate in the plan.
Changes in Control.   The Company has entered into Change in Control Agreements (“CIC Agreements”) with members of senior management of the Company and its subsidiaries, including each of the named executive officers. The Company entered into the CIC Agreements because the banking industry has been consolidating for a number of years and it does not want its executives distracted by a rumored or actual change in control. Further, if a change in control should occur, the Company wants its executives to be focused on the business of the organization and the interests of shareholders. In addition, it is important that the executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. The Company believes the CIC Agreements are consistent with market practice and assist the Company in retaining its executive talent. The level of benefits for the named executive officers ranges from two to three times certain elements of their compensation which the Compensation Committee believes is competitive with the banking industry as a whole and specifically with the designated peer group.
Upon a change in control, followed by a termination of the executive’s employment by the Company without “Cause” or by the executive after a “Trigger Event,” the CIC Agreements require the Company to pay or provide the following to the executive:
•
a lump sum payment equal to two or three times the sum of the executive’s base salary (the highest amount in effect anytime during the twelve months preceding the executive’s termination date) and the executive’s incentive compensation (calculated as the higher of the target CIP for the year of termination or the average of the executive’s last two years of actual CIP awards);

•
with respect to certain executives, up to three years of additional coverage under the Company’s health, dental, life and long-term disability plans; and

•
a payment to reimburse the executive, in the case of Messrs. Fehlman and Casteel, for any excise taxes on severance benefits that are considered excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code plus income and employment taxes on such tax gross up as well as interest and penalties imposed by the IRS.

In addition, upon a change in control, all outstanding stock options vest immediately and all restrictions on restricted stock lapse. Restricted stock units vest if the employee is terminated within one year of the change in control. In the case of PSUs if the change in control occurs after the first nine months of the applicable performance period then the PSU will vest and be payable at the target benefit level, otherwise the PSU is terminated. Also, any CIP benefits become payable at the target benefit level and are pro-rated for the period elapsed. Further, upon a change in control, the requirement under the deferred compensation agreements for Messrs. Makris, Fehlman, and Casteel that the participant remain employed until retirement age (age 60 for Mr. Fehlman, age 65 for Mr. Makris, and ages 67 (in the case of his first plan) and 69 (in the case of his second plan) for Mr. Casteel) is void and the benefit is immediately vested.
The Company believes that CIC Agreements should encourage retention of the executives during the negotiation and following a change in control transaction, compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive’s personal wealth. Therefore, the CIC Agreements require that there be both a change in control and an involuntary termination without “Cause” or a voluntary termination within six months after a “Trigger Event” which is often referred to as a “double-trigger.” The double-trigger ensures that the Company will become obligated to make payments under the CIC Agreements only if the executive is actually or constructively discharged as a result of the change in control.
After a prior review of the existing CIC Agreements, the Company adopted a policy not to approve any new CIC Agreements containing a single trigger or a tax gross-up feature or any amendments to existing CIC Agreements to implement a single trigger or tax gross-up feature. The Compensation Committee reviews the general elements and salary structure of the Company’s compensation plan annually and makes adjustments to ensure that it is consistent with its compensation philosophies, Company and personal performance, current market practices, assigned duties and responsibilities and inflation.

Other Guidelines and Procedures Affecting Executive Compensation
Stock-Based Compensation Procedures Regarding Compensation Committee and Board Approval.    The Compensation Committee approves all grants of stock-based compensation, except that any proposed stock-based compensation to the CEO is originated and recommended by the Compensation Committee and then submitted to the Board for approval. Grants to the CEO may or may not occur simultaneously with grants to other executives. Prospective grants of stock-based compensation to other executives are proposed to the Compensation Committee by the CEO. The committee considers, modifies, if necessary, and acts upon the proposed grants.
Stock-Based Compensation Procedures Regarding Timing and Pricing of Awards.   The Company’s policy is to make grants of stock options only at current market prices. Historically, the exercise price of stock options was set at the closing stock price on the day prior to the date of grant. However, options granted under the 2015 Incentive Plan will have the exercise price set at the closing stock price on the date of the grant. The Company does not grant “in-the-money” options or options with exercise prices below market value at the time of the grant. The Company’s general policy is to consider equity grants at scheduled meetings of the Compensation Committee, and such grants are either effective on the approval date or a specified future date. After the adoption of performance based grants, based upon the Company’s results for the prior year, the Committee has approved such grants in January or February pursuant to authority delegated to it by the Board. The Company may make grants at other times throughout the year, upon due approval of the Compensation Committee or the Board, in connection with grants to the CEO or to other executives in non-routine situations, such as the hiring, promotion or retention of an executive officer or in connection with an acquisition transaction.
The Company attempts to schedule grants of equity awards at times when the market is not influenced by scheduled releases of information. The Company does not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.
Role of Executive Officers in Determining Executive Compensation.   The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs, and certain employee benefits, subject to final action by the Board in certain cases. The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO. The Compensation Committee determines and approves all compensation and awards to the other executives. The committee reviews the performance and compensation of the CEO. The CEO, with the assistance of the associates in the Company’s Human Resources Group, reviews the performance and compensation of the other executive officers, including the other named executive officers, and reports any significant issues or deficiencies to the committee. The Human Resources Group regularly reviews the unified compensation classification program of the Company which sets the compensation of all employees of the Company and its affiliates. The Company’s executive compensation decisions are based in part on peer data provided by the compensation consultant. Executive officers do not otherwise determine or make recommendations on the amount or form of executive compensation.
Adjustments to Incentive Compensation as a Result of Financial Inaccuracies   The Compensation Committee’s policy is to recover improper amounts related to past awards in the event material inaccuracies are found in the Company’s financial results. Under the clawback provisions in the cash and equity incentive plans, the committee will seek recovery of any sums improperly paid as a bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period in which material inaccuracies of financial results are discovered.
Share Ownership Guidelines    The Company encourages directors and executive officers to be shareholders. The Company believes that share ownership by directors and executives is a contributing factor to enhanced long-term corporate performance. Although the directors and named executive officers already have an equity stake in the Company (as reflected in the beneficial ownership information contained in this Proxy Statement), the Company has adopted share ownership policies for directors and certain officers.
Members of the Company’s board of directors are required to own shares of the Company’s common stock with a value equal to at least three (3) times the annual retainer paid to the director for service on the board, and directors are generally given five (5) years to comply with the stock ownership requirement. Directors are not required to purchase shares to reach this guideline but are restricted from liquidating shares received as stock options or restricted stock until the ownership guideline is satisfied.
Officers designated as executive vice president or above are subject to minimum stock ownership requirements. The minimum stock ownership requirement for the Chief Executive Officer is the number of shares which when multiplied by the market price of the stock equals five (5) times his or her salary, while the requirement for all other covered officers is the number of shares which when multiplied by the market price of the stock equals three (3) times his or her salary. Compliance will be tested annually based upon the officer’s salary as of April 1 of such year and the average closing price of SFNC during the first quarter of such year. Officers will be given five (5) years to comply with the stock ownership requirement, after which time, if they are in noncompliance, they will be restricted (with limited exceptions) from liquidating shares until the ownership guidelines are satisfied.
Tax Considerations
The Company regularly analyzes the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the executive officers which might have the effect of frustrating the Company’s compensation objectives. The following provisions of the Code have been considered.
Section 162(m)   Section 162(m) of the Code, as amended, provides that compensation in excess of $1 million paid for any year to a corporation’s chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes. The Compensation Committee currently believes, however, that it is generally in the Company’s best interest for the Compensation Committee to retain flexibility to develop appropriate compensation programs and establish appropriate compensation levels. As a result, the Compensation Committee awards compensation that is not fully deductible under Section 162(m) when it believes it is in the best interest of the Company to do so, as it has done in recent years with respect to the named executive officers’ compensation.
Sections 280G and 4999.   The Company provides the named executive officers with change in control agreements. Certain of the change in control agreements provide for tax protection in the form of a gross up payment to reimburse the executive for any excise tax under Code Section 4999 as well as any additional income and employment taxes resulting from such reimbursement. Code Section 4999 imposes a 20% non-deductible excise tax on the recipient of an “excess parachute payment” and Code Section 280G disallows the tax deduction to the payor of any amount of an excess parachute payment that is contingent on a change in control. A payment as a result of a change in control must exceed three times the executive’s base amount in order to be considered an excess parachute payment, and then the excise tax is imposed on the parachute payments that exceed the executive’s base amount. The intent of the tax gross-up is to provide a benefit without a tax penalty to the executives who are displaced in the event of a change in control. The Company believes the provision of tax protection for excess parachute payments for certain of its executive officers is consistent with the historic market practice within the banking industry, is a valuable incentive in retaining executives and is consistent with the objectives of the Company’s overall executive compensation program (as previously discussed, though, the Company no longer provides for “gross-up” payments in new change in control agreements).
Section 409A   Amounts deferred under the non-qualified deferred compensation programs after December 31, 2004 are subject to Code Section 409A, which governs when elections for deferrals of compensation may be made, the form and timing permitted for payment of such deferred amounts and the ability to change the form and timing of payments initially established. Section 409A imposes sanctions for failure to comply, including accelerated income inclusion, a 20% penalty and an interest penalty. The Company has made amendments to its compensation plans to avoid application of Section 409A and continues to operate the plans in good faith compliance with all applicable laws and regulations.
Summary
In summary, the Company believes this mix of salary, formula based cash incentives for short-term performance and the equity-based compensation for long-term performance motivates the Company’s management team to produce strong returns for shareholders. Further, in the view of the Compensation

Committee, the overall compensation program appropriately balances the interests and needs of the Company in operating its business with appropriate employee rewards based on enhancing shareholder value.
Compensation Committee Report
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the U.S. Securities and Exchange Commission.
Submitted by the Compensation Committee of the Board of Directors.
Jay D. Burchfield, Chairman	Steven A. Cossé	Jerry Hunter
Susan Lanigan	W. Scott McGeorge	Robert L. Shoptaw	Mindy West
RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK MANAGEMENT
The Company intends that total compensation and each of its components, including base salary, bonus, incentive compensation (if applicable), retirement and other benefits should be market competitive and consistent with the Company’s performance goals. The Company seeks to attract, retain, develop and reward high performing associates who are committed to the Company’s success. Base salaries are set based upon the job classification and incentive compensation (if applicable) is based on Company and individual performance.
The Company has not identified any compensation practice or policy that presents risks that are reasonably likely to have a material adverse effect on the Company. The Company strives to ensure that its compensation programs do not create inappropriate risks for the Company. As a part of its general review of the Company’s compensation programs, the Compensation Committee:
Reviews with management the Company’s employee compensation plans to take all reasonable steps to identify and limit any unnecessary risks that these plans pose to the Company;
Reviews with management the compensation plans for the named executive officers and makes all reasonable efforts to ensure that these plans do not encourage the named executive officers to take unnecessary and excessive risks; and
Reviews the Company’s compensation programs to identify and revise any features in the compensation programs that would encourage the misstatement or manipulation of the Company’s financial information or reported earnings to enhance employee compensation.
The reviews include consideration of risks in all compensation programs and factors designed to mitigate risks in such programs. The Company has implemented “clawback” provisions in its incentive compensation programs, requiring any of the participants to repay any bonus or incentive compensation that was based upon statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.
SUMMARY OF COMPENSATION AND OTHER PAYMENTS TO THE NAMED
EXECUTIVE OFFICERS
Overview   The following sections provide a summary of cash and certain other amounts paid for the year ended December 31, 2019, to the named executive officers. Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the named executive officers for the year ended December 31, 2019. The compensation disclosed below is presented in accordance with SEC regulations. According to those regulations, the Company is required in some cases to include:
•
amounts paid in previous years;

•
amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as a change in control of the Company;

•
amounts paid to the named executive officers which might not be considered “compensation” (for example, distributions of deferred compensation earned in prior years, and at-market earnings, dividends or interest on such amounts);

•
an assumed value for share-based compensation equal to the fair value of the grant as presumed under accounting regulations, even though such value presumes the option will not be forfeited or exercised before the end of its 10-year life, and even though the actual realization of cash from the award depends on whether the stock price appreciates above its price on the date of grant, whether the executive will continue his employment with the Company and when the executive chooses to exercise the option; and

•
the increase in present value of future pension payments, even though such increase is not cash compensation paid this year and even though the actual pension benefits will depend upon a number of factors, including when the executive retires, his compensation at retirement and in some cases the number of years the executive lives following his retirement.

Therefore, you are encouraged to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, you are encouraged to read this section in conjunction with the discussion above at “Compensation Discussion and Analysis.”
2019 SUMMARY COMPENSATION TABLE
The following table provides information concerning the compensation of the named executive officers for 2017, 2018 and 2019, the most recently completed fiscal year. The column “Salary” discloses the amount of base salary paid to the named executive officer during each year. The column “Bonus” discloses cash amounts paid to named executive officers as discretionary bonuses. In the columns “Stock Awards” and “Option Awards,” SEC regulations require the disclosure of the award of stock or options at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). For restricted stock, the Topic 718 fair value per share is the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in footnote 15 to the Company’s financial statements which are included in the annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 27, 2020. The amounts shown in the Summary Compensation Table include the fair value of the option grants, RSU grants and PSU grants in the year of grant, without regard to any deferred vesting. Please also refer to the second table in this Proxy Statement, “Grants of Plan-Based Awards.”
RSAs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSAs are conditioned on the participant’s continued employment with the Company, and may also have additional restrictions, including performance conditions. Restricted stock allows the participant to vote and receive dividends prior to vesting.
RSUs are a contingent right to receive shares of the Company’s stock upon satisfaction of certain vesting criteria. RSUs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSUs are conditioned on the participant’s continued employment with the Company, and may also have additional restrictions, including performance conditions. RSUs do not allow the participant to vote or receive dividends prior to vesting. While no dividends are paid on the shares underlying the RSUs, the RSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the period from grant until issuance.
PSUs represent the right to receive a share of stock upon the Company’s satisfaction of certain specified economic performance criteria. The performance period for the PSUs is generally three years but may utilize shorter periods. The PSUs typically vest at the end of the performance period following certification by the Compensation Committee at which time the shares earned under the PSU, if any, are paid to the participant. PSUs are conditioned on the participant’s continued employment with the Company and satisfaction of specified performance criteria but may have additional restrictions. PSUs do not allow the participant to vote the underlying shares. While no dividends are paid on the shares underlying the PSUs, the PSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the performance period.
The column “Non-Equity Incentive Plan Compensation” discloses the dollar value of all earnings for services performed during the fiscal year pursuant to awards under non-equity incentive plans, including the CIP. Whether an award is included with respect to any particular fiscal year depends on whether the relevant performance measure was satisfied during the fiscal year. For example, the CIP awards are annual awards and the payments under those awards are made based upon the achievement of financial results measured as of

December 31 of each fiscal year; accordingly, the amount reported for CIP corresponds to the fiscal year for which the award was earned even though such payment was made after the end of such fiscal year.
The column “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” discloses the sum of the dollar value of  (1) the aggregate change in the actuarial present value of the named executive officers accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) in effect during the indicated years; and (2) any above-market or preferential earnings on nonqualified deferred compensation, including on nonqualified defined contribution plans. The annual increase in the present value of the benefits for the named executive officers under their deferred compensation plans is disclosed in this column.
The column “All Other Compensation” discloses the sum of the dollar value of:
•
perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;

•
all “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes;

•
amounts paid or which became due related to termination, severance or a change in control, if any;

•
the contributions to vested and unvested defined contribution plans; and

•
any life insurance premiums paid during the year for the benefit of a named executive officer.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year ($)	Salary ($)	Bonus(a)	Stock Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(c)	Total ($)
George A. Makris, Jr., Chairman & CEO	2019	$789,251	$37,929	$2,252,535	$0	$1,208,900	$517,690	$146,712	$4,953,017
	2018	$745,000	$35,944	$2,337,741	$0	$828,000	$518,685	$120,220	$4,585,590
	2017	$687,500	$30,000	$807,903	$0	$563,168	$104,802	$100,462	$2,293,835
Robert A. Fehlman, Chief Financial Officer	2019	$465,000	$13,158	$909,003	$0	$482,775	$276,244	$88,685	$2,234,865
	2018	$392,500	$45,427	$293,863	$0	$301,876	$273,113	$77,448	$1,384,227
	2017	$365,000	$10,000	$990,221	$0	$250,767	$223,732	$65,722	$1,905,442
Marty D. Casteel, Senior Executive Vice President	2019	$420,001	$13,158	$808,998	$0	$482,775	$229,572	$45,133	$1,999,637
	2018	$392,500	$25,427	$293,863	$0	$301,876	$261,007	$44,339	$1,319,012
	2017	$365,000	$10,000	$990,221	$0	$250,767	$112,528	$37,714	$1,766,230
Patrick A. Burrow, EVP, General Counsel & Secretary	2019	$320,001	$6,425	$438,557	$0	$247,275	$0	$60,878	$1,073,136
	2018	$298,500	$31,475	$138,076	$0	$129,720	$0	$45,449	$643,220
	2017	$278,659	$0	$419,465	$0	$112,164	$0	$36,327	$846,615
Stephen C. Massanelli, Chief Administrative Officer & EVP	2019	$314,501	$7,005	$434,951	$0	$242,565	$0	$60,520	$1,059,542
	2018	$304,500	$6,758	$161,613	$0	$155,250	$0	$42,903	$671,024
	2017	$287,500	$0	$432,686	$0	$125,347	$0	$32,219	$877,752

(a)
This category reflects the payment of a cash bonus in an amount equal to dividend equivalents on vested PSUs for 2019 and 2018, and other cash bonuses.

(b)
The award of stock or options is disclosed at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). For RSUs and PSUs, the Topic 718 fair value per share is based on the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in footnote 15 to the Company’s financial statements which are included in the annual report on Form 10-K. PSUs are calculated using their target payout. Assuming the highest level of performance is achieved under the applicable performance conditions for PSUs, the maximum possible value of the total stock awards reported in the “Stock Awards” column for Messrs. Makris, Fehlman, Casteel, Burrow, and Massanelli would be $2,866,944, $1,113,492, $1,013,487, $532,823, and $527,414, respectively.

(c)
This category includes perquisites and other benefits for 2019:

	401(k) Plan	Executive Exp. Stipend	NQDC Plan	Insurance Premiums	Dividends on Unvested Restricted Shares	Total Other Compensation
Mr. Makris	$22,400	$12,000	$101,864	$9,874	$574	$146,712
Mr. Fehlman	$22,400	$12,000	$41,092	$12,888	$305	$88,685
Mr. Casteel	$22,400	$12,547	$0	$9,874	$312	$45,133
Mr. Burrow	$22,400	$12,000	$15,207	$9,861	$1,410	$60,878
Mr. Massanelli	$22,400	$12,547	$16,580	$7,103	$1,890	$60,520

2019 GRANTS OF PLAN-BASED AWARDS
This table discloses information concerning each grant of an award made to a named executive officer in 2019. This includes CIP, stock option awards, restricted stock awards, restricted stock unit awards and performance share unit awards under the Company’s equity incentive plans, which are discussed in greater detail in this Proxy Statement under the caption “Compensation Discussion and Analysis.” The Threshold, Target and Maximum columns reflect the range of possible payouts under the CIP. In years when granted, in the 6th and 7th columns, the number of shares of common stock underlying options granted in the fiscal year and corresponding per-share exercise prices are reported. In all cases, the exercise price was equal to the closing market price of the common stock on the date of grant. Finally, in the 8th column, the aggregate value computed under the Accounting Standards Codification Topic 718, Compensation — Stock Compensation, for all stock and option awards made in 2019 is reported.

2019 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(a)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
George A. Makris, Jr.
CIP	01-17-19	$192,500	$770,000	$1,540,000
Equity Plans	02-26-19				11,416	22,832	45,664				$614,409
Equity Plans	02-26-19							22,832(b)			$614,409
Equity Plans	12-17-19							37,609(c)			$1,023,717
Robert A. Fehlman
CIP	01-16-19	$76,875	$307,500	$615,000
Equity Plans	02-26-19				3,780	7,599	15,198				$204,489
Equity Plans	02-26-19							7,599(b)			$204,489
Equity Plans	12-16-19							18,805(d)			$500,025
Marty D. Casteel
CIP	01-16-19	$76,875	$307,500	$615,000
Equity Plans	02-26-19				3,780	7,599	15,198				$204,489
Equity Plans	02-26-19							7,599(b)			$204,489
Equity Plans	12-16-19							15,044(d)			$400,020
Patrick A. Burrow
CIP	01-16-19	$39,375	$157,500	$315,000
Equity Plans	02-26-19				1,752	3,503	7,006				$94,266
Equity Plans	02-26-19							3,503(b)			$94,266
Equity Plans	12-16-19							9,403(d)			$250,026
Stephen C. Massanelli
CIP	01-16-19	$38,625	$154,500	$309,000
Equity Plans	02-26-19				1,718	3,436	6,872				$92,463
Equity Plans	02-26-19							3,436(b)			$92,463
Equity Plans	12-16-19							9,403(d)			$250,026

(a)
This is a PSU award under the SFNC 2015 Incentive Plan. The performance metric applicable to this grant is core earnings per share during 2021 and total shareholder return during the three-year performance period compared to a peer gorup. The shares earned, if any, will be issued promptly after the Compensation Committee certifies the performance results achieved.

(b)
This RSU award vests in three substantially equal annual installments on February 26, 2020, 2021, and 2022.

(c)
This RSU award vests in three substantially equal annual installments on December 17, 2020, 2021, and 2022, and was granted in connection with the successful merger and acquisition activities during 2019. See the “Base Salary and Bonus” section of the Compensation Discussion and Analysis above for additional information about this grant.

(d)
This RSU award vests in three substantially equal annual installments on December 16, 2020, 2021, and 2022, and was granted in connection with the successful merger and acquisition activities during 2019. See the “Base Salary and Bonus” section of the Compensation Discussion and Analysis above for additional information about this grant.

OPTION EXERCISES AND STOCK VESTED IN 2019
The following table provides information concerning exercises of stock options, stock appreciation rights and similar instruments and vesting of stock, including restricted stock and similar instruments, which were granted in prior years but were exercised or vested during 2019 for each of the named executive officers on an aggregated basis. The table reports the number of securities for which options were exercised; the aggregate dollar value realized upon exercise of options; the number of shares of stock that vested; and the aggregate dollar value realized upon vesting of stock.
2019 OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(a) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(b) ($)
George A. Makris, Jr.	0	$0	41,114	$1,081,984
Robert A. Fehlman	0	$0	15,252	$401,416
Marty D. Casteel	0	$0	15,302	$402,793
Patrick A. Burrow	0	$0	9,546	$248,583
Stephen C. Massanelli	0	$0	9,897	$261,231

(a)
The Value Realized on Exercise is computed using the difference between the closing market price upon the date of exercise and the option price.

(b)
The Value Realized on Vesting is computed using the closing market price upon the date of vesting.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019
The following table provides information concerning unexercised options and restricted stock (including RSUs and PSUs) that has not vested for each named executive officer outstanding as of the end of 2019. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).
For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. The market value of stock awards was computed by multiplying the closing market price of the Company’s stock at the end of 2019, $26.79, by the number of shares.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Nave Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)
George A. Makris, Jr.	21,420	0	$20.29	12-31-24
	25,440	0	$22.20	03-25-25
	104,580	0	$22.75	08-09-25
	27,290	0	$23.51	01-19-26
					4,542(a)	$121,680
					10,136(b)	$271,543
					22,832(c)	$611,669
					37,609(d)	$1,007,545
							27,248(e)	$729,974
							30,252(f)	$810,451
							45,664(g)	$1,223,339
Robert A. Fehlman	8,680	0	$20.29	12-31-24
	15,270	0	$22.20	03-25-25
	42,410	0	$22.75	08-09-25
	9,810	0	$23.51	01-19-26
					1,576(h)	$42,221
					3,380(i)	$90,550
					7,599(j)	$203,577
					18,805(k)	$503,786
							9,452(e)	$253,219
							10,088(f)	$270,258
							15,198(g)	$407,154
Marty D. Casteel	8,680	0	$20.29	12-31-24
	15,270	0	$22.20	03-25-25
	42,410	0	$22.75	08-09-25
	9,810	0	$23.51	01-19-26
					1,576(h)	$42,221
					3,380(i)	$90,550
					7,599(j)	$203,577
					15,044(l)	$403,029
							9,452(e)	$253,219
							10,088(f)	$270,258
							15,198(g)	$407,154
Patrick A. Burrow	5,340	0	$20.29	12-31-24
	5,090	0	$22.20	03-25-25
	26,110	0	$22.75	08-09-25
	4,910	0	$23.51	01-19-26
					764(h)	$20,468
					1,588(m)	$42,543
					3,503(n)	$93,845
					9,403(o)	$251,906
							4,580(e)	$122,698
							4,740(f)	$126,985
							7,006(g)	$187,691
Stephen C. Massanelli	5,000	0	$20.29	12-31-24
	24,420	0	$22.75	08-09-25
	5,050	0	$23.51	01-19-26
					839(h)	$22,477
					1,860(p)	$49,829
					3,436(q)	$92,050
					9,403(o)	$251,906
							5,032(e)	$134,807
							5,548(f)	$148,631
							6,872(g)	$184,101

(a)
These RSUs vested on January 18, 2020.

(b)
These RSUs vest in two installments of 4,992 shares and 5,144 shares on January 18, 2020 and 2021, respectively.

(c)
These RSUs vest in three installments (7,610 shares, 7,611 shares, and 7611 shares) on February 26 in years 2020 – 2022.

(d)
These RSUs vest in three installments (12,536 shares, 12,536 shares, and 12,537 shares) on December 17 in years 2020 – 2022.

(e)
These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2019. The maximum number of shares which may vest under the award is shown in the table.

(f)
These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2020. The maximum number of shares which may vest under the award is shown in the table.

(g)
These PSUs were issued under the SFNC 2015 Incentive Plan with a performance period ending on December 31, 2021. The maximum number of shares which may vest under the award is shown in the table.

(h)
These RSUs vested on January 17, 2020.

(i)
These RSUs vest in two installments of 1,664 shares and 1,716 shares on January 18, 2020 and 2021, respectively.

(j)
These RSUs vest in three equal installments on February 26 in years 2020 – 2022.

(k)
These RSUs vest in three installments (6,268 shares, 6,268 shares, and 6,269 shares) on December 16 in years 2020 – 2022.

(l)
These RSUs vest in three installments (5,014 shares, 5,015 shares, and 5,015 shares) on December 16 in years 2020 – 2022.

(m)
These RSUs vest in two installments of 782 shares and 806 shares on January 18, 2020 and 2021, respectively.

(n)
These RSUs vest in three installments (1,167 shares, 1,168 shares, and 1,168 shares) on February 26 in years 2020 – 2022.

(o)
These RSUs vest in three installments (3,134 shares, 3,134 shares, and 3,135 shares) on December 16 in years 2020 – 2022.

(p)
These RSUs vest in two installments of 916 shares and 944 shares on January 18, 2020 and 2021, respectively.

(q)
These RSUs vest in three installments (1,145 shares, 1,145 shares, and 1,146 shares) on February 26 in years 2020 – 2022.

2019 PENSION BENEFITS TABLE
The following table provides information with respect to certain agreements that provide for payments or other benefits at, following or in connection with retirement. This includes tax-qualified defined benefit plans and supplemental executive defined benefit retirement plans but does not include defined contribution plans (whether tax qualified or not). The Company provides supplemental executive defined benefit retirement agreements for George A. Makris, Jr., Robert A. Fehlman, and Marty D. Casteel. The Present Value of the Accumulated Benefit reflects the actuarial present value of the named executive officer’s accumulated benefit under the agreements, computed as of December 31, 2019. In making such calculations, it was assumed that the retirement age will be the normal retirement age as defined in the agreement or if not so defined, the earliest time at which a participant may retire under the plan without any benefit reduction due to age.
Makris Plan
The supplemental executive defined benefit retirement agreement for George A. Makris, Jr. was established in 2013 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Makris. The Makris Plan requires Mr. Makris to remain in the employ of the Company until he attains age 65 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Makris Plan provides a benefit upon normal retirement at age 65, or upon death or disability prior to age 65, a monthly sum equal to one twelfth (1/12) of twenty percent (20%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years), but in no event shall the monthly sum be less than $8,333.33. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months. Compensation for purposes of the Makris Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
Fehlman Plan
The supplemental executive defined benefit retirement agreement for Robert A. Fehlman was established in 2010 and amended in 2017. The plan is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Fehlman. The Fehlman Plan requires Mr. Fehlman to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Fehlman Plan provides a benefit upon normal retirement at age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Fehlman Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
Casteel Plans
A first supplemental executive defined benefit retirement agreement for Marty D. Casteel was established in 2010 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Casteel. The First Casteel Plan requires Mr. Casteel to remain in the employ of the Company until he attains age 67 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The First Casteel Plan provides a benefit upon normal retirement at age 67, or upon death or disability prior to age 67, a monthly sum equal to $6,250. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months. Since Mr. Casteel has attained age 67, the benefits under the First Casteel Plan are fully vested.
In addition, in January 2018, a second defined benefit retirement agreement for Marty D. Casteel was established, and it is also designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Casteel. The Second Casteel Plan requires Mr. Casteel to remain in the employ of the Company until he attains age 69 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Second Casteel Plan provides a benefit upon normal retirement at age 69, or upon death or disability prior to age 69, a monthly sum equal to $6,250. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months. Since Mr. Casteel has attained age 69 in 2020, the benefits under the Second Casteel Plan are now fully vested.

2019 PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of the Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George A. Makris, Jr.	Makris Plan	(a )	$1,469,036	$0
Robert A. Fehlman	Fehlman Plan	(a )	$1,163,971	$0
Marty D. Casteel	Casteel Plans	(a )	$1,098,175	$0

(a)
The benefits under the Makris Plan, Fehlman Plan, and Casteel Plans are not dependent upon the credited years of service. Except for disability, death or a change in control, continuous service until the normal retirement at age (60) under the Fehlman Plan, age (65) under the Makris Plan, age (67) under the First Casteel Plan and age (69) under the Second Casteel Plan is required.

NONQUALIFIED DEFERRED COMPENSATION
The Company maintains the Simmons First National Corporation Nonqualified Deferred Compensation Plan (“NQDC Plan”), as a non-qualified deferred compensation plan. The NQDC Plan is an excess contribution plan primarily open to Executive Officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90 percent of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to four percent (4%) of Excess Compensation, provided the Executive Officer has elected a deferral rate on Excess Compensation of at least five percent (5%) for the year. “Plan Compensation” includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.
The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants at the discretion of the Company. For 2019, the Company made a discretionary contribution at a formula rate of 4.0% of 2019 Plan Compensation reduced by the amount of the discretionary contribution to the 401(k) Plan based upon the same formula rate. The Company matching and discretionary contributions were credited to the accounts in February 2020 but are reflected in the “Aggregate Balance at December 31, 2019” column in the table below. See footnote 4 to the table below.
The assets of the NQDC Plan are held in an irrevocable trust. The participants are allowed to self-direct the investment of their account among the same investment options offered under the Simmons First National Corporation 401(k) Plan. The earnings on the investments in the NQDC Plan do not constitute above-market or preferential earnings which would require us to report earnings in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.
Benefits under the NQDC Plan are fully vested at all times and are payable only upon separation from service according to the 409A compliant annual distribution election made by the executive officer prior to the plan year.
The following table sets forth the participant contributions, Company contributions and the aggregate earnings, withdrawals and balances during 2019 for the named executive officers under the NQDC Plan:

2019 NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in 2019(1) ($)	Company Contributions in 2019(2) ($)	Aggregate Earnings in 2019(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2019(4) ($)
George A. Makris, Jr.	$40,155	$101,864	$45,183	$0	$382,646
Robert A. Fehlman	$111,984	$41,092	$3,039	$0	$259,800
Marty D. Casteel	$0	$0	$0	$0	$0
Patrick A. Burrow	$34,743	$15,207	$568	$0	$50,518
Stephen C. Massanelli	$34,017	$16,580	$587	$0	$51,184

(1)
The amounts reported are also reported under the “Salary” and “Non-Equity Incentive Plan Compensation” headings, as applicable, in the Summary Compensation Table. The “Non-Equity Incentive Plan Compensation” portions of these amounts represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

(2)
The amounts reported are also reported under the “All Other Compensation” heading in the Summary Compensation Table and represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

(3)
No portion of the amounts in this column constitutes above-market or preferential earnings; thus, no portion of such amounts are included in the Summary Compensation Table.

(4)
The amounts reported reflect the actual aggregate balances as of December 31, 2019, plus the amounts referenced in footnotes 1 and 2 above that were earned in the last completed fiscal year but credited in the following year. The following table identifies the amounts that have previously been reported as compensation in our Summary Compensation Table for prior years:

Name	Amounts in “Aggregate Balance at December 31, 2019” Column Reported as Compensation in Summary Compensation Tables for Previous Years
George A. Makris, Jr.	$203,697
Robert A. Fehlman	$101,698
Marty D. Casteel	$0
Patrick A. Burrow	$0
Stephen C. Massanelli	$0
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following or in connection with any termination of employment, including by resignation, retirement or a constructive termination of a named executive officer, or a change in control or a change in the named executive officer’s responsibilities. However, in accordance with SEC regulations, no amounts to be provided to a named executive officer under any arrangement which does not discriminate in scope, terms or operation in favor of the executive officers and which are available generally to all salaried employees are reported.
For the purpose of the quantitative disclosure in the following table, and in accordance with SEC regulations, the termination is assumed to have taken place on the last business day of the Company’s most recently completed fiscal year, and the price per share of the common stock is the closing market price as of that date — $26.79.
Cash Payments.   None of the named executive officers presently has an employment agreement which guarantees him employment for any period of time. Therefore, any post-termination payments of salary or severance to any named executive officer would be provided only if offered under the Company’s broad-based severance plan in the event of a reduction in force or other termination by the Company without cause which is discretionary in nature or pursuant to a Change in Control Agreement (“CIC Agreement”).

The Company has entered into CIC Agreements with certain executives of the Company and the subsidiary bank pursuant to which the Company would pay certain salary benefits. As of December 31, 2019, the Company had CIC Agreements with Messrs. Makris, Fehlman, Casteel, Burrow, and Massanelli. The Company would make such payments only upon a change in control, and if the Company terminates an executive without “Cause” within twenty-four months of a CIC or the executive resigns within six months after a “Trigger Event.” The Company will pay an amount up to three times, in the case of Mr. Makris, and two times for all other named executive officers, the sum of  (1) highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the preceding two years. The termination compensation is payable in cash within 30 business days following the termination, unless the participant is a Specified Employee, as defined in Section 409A of the Internal Revenue Code, in which case the termination compensation shall be payable on the first day of the seventh month after termination.
The CIC Agreements for Messrs. Fehlman and Casteel will also provide the executive with continuing coverage under the Company’s medical, dental, life insurance and long-term disability plans for three years following the change in control date. Additionally, if the executive is over 55 years of age, the CIC Agreement allows the executive, at his election, to continue medical, dental and life insurance coverage after the initial three-year period, at the executive’s cost, if the executive is not then eligible to be covered by a similar program maintained by the current employer of the executive or the executive’s spouse. Finally, the CIC Agreements, in the case of Messrs. Fehlman and Casteel, require the Company to make a tax “gross-up” payment in the event any of the foregoing benefits subject the executive to the excise tax on excess parachute payments as determined under Sections 280G and 4999 of the Internal Revenue Code (notably, the Company no longer provides for “gross-up” payments in new CIC agreements). Please also refer to the discussion of the CIC Agreements above at “Compensation Discussion and Analysis.”
Accelerated Vesting of Incentives.   The Company has provided and continues to provide equity and non-equity incentives to the named executive officers through the Company’s Executive Stock Incentive Plans and 2015 Incentive Plan (collectively “Stock Plans”) and the CIP. Please also refer to the discussion of equity and non-equity incentives above at “Compensation Discussion and Analysis.”
Equity Incentives — Stock Options.   Unvested stock options vest upon the named executive officer’s death or disability or upon the officer’s involuntary termination of service within one year after a change in control. Further, unvested stock options vest upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested stock options, unless the Compensation Committee takes specific action to vest some or all of the unvested options. The value of accelerated options was calculated by multiplying the number of shares times the difference between the closing price of the common stock on the last business day of 2019 and the exercise price of the options. Please refer to the discussions above at “Compensation Discussion and Analysis” for more information about stock options.
Equity Incentives — Restricted Stock Awards.   Unvested RSAs vest upon a change in control. Upon the retirement, death or disability of a named executive officer, the Compensation Committee has discretion to accelerate the vesting of unvested RSAs. Upon any termination, including the retirement, death or disability, the named executive officer forfeits his unvested RSAs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon a change in control. An executive forfeits all undistributed shares upon the termination of the executive’s employment for all other reasons.
Equity Incentives — Restricted Stock Units.   Upon the retirement, death or disability of a named executive officer, the vesting of unvested RSUs is accelerated to the date of such event. Further, unvested RSUs will vest if within one year after a change in control, the named executive officer is involuntarily terminated. Upon any other termination, the named executive officer forfeits his unvested RSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon retirement, death or disability of the named executive officer or a change in control.
Equity Incentives — Performance Share Units.   Unvested PSUs vest upon the named executive officer’s death or disability. Upon a change in control, unvested PSUs vest if the change in control occurs after nine months have elapsed in the performance period, otherwise the unvested PSUs are terminated. Further, unvested PSUs vest pro rata based on the period employment during the performance period upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested PSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested PSUs. Accordingly, the table below reflects the accelerated vesting of the PSUs upon the named executive officer’s qualified retirement, death or disability or upon a change in control in compliance with the rules set forth above. An executive forfeits all undistributed PSUs upon the termination of the executive’s employment for all other reasons.
Non-Equity Incentives — CIP.   Upon a change in control, the CIP benefit will be accelerated and payable on a pro-rata basis based on the target level benefit. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the Company’s most recently completed fiscal year, which coincides with the last date of the performance period under CIP for 2019. As a result of such assumption, the table below reflects the acceleration of the full value of the target level benefit. However, in the case of retirement, death or disability, the CIP benefit will not be accelerated but will be payable at the normal time on a pro-rata basis based on the actual benefit level achieved. Therefore, these amounts would not be increased, enhanced or paid early as a result of the executive’s departure. Such amounts are reported in the Summary Compensation Table.
Retirement Arrangements — Makris Plan, Fehlman Plan, and Casteel Plans.   Upon a change in control, the sole participant under each of the Makris Plan, Fehlman Plan, and Casteel Plans, Messrs. Makris, Fehlman, and Casteel, respectively, will become fully vested in the benefits under such plans. Payment of the benefits would commence on the first day of the seventh calendar month following his termination of services to the Company. In the absence of a change in control, upon the death or disability of the participant or his retirement at or after age 60 for Mr. Fehlman, age 65 for Mr. Makris, and age 67 for Mr. Casteel under the First Casteel Plan and age 69 for Mr. Casteel under the Second Casteel Plan, each participant’s benefits under the respective plans will become fully vested and will become payable commencing on the first day of the seventh month after such event. In the event of the termination of the participant’s employment under any other conditions prior to his attaining age 60 for Mr. Fehlman, age 65 for Mr. Makris, and age 67 for Mr. Casteel under the First Casteel Plan and age 69 for Mr. Casteel under the Second Casteel Plan, all benefits under the respective plans are forfeited. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the most recently completed fiscal year. As a result of such assumption, each participant would become fully vested in the benefits under his plan.
Miscellaneous Benefits.   Under the CIC Agreements, which are discussed above at “Compensation Discussion and Analysis,” the Company is obligated to pay certain other benefits. This includes continuation of medical, dental, life and long-term disability insurance coverage for three years from the date of the change in control and certain tax gross-up payments for Messrs. Fehlman and Casteel only. The conditions to the Company’s obligations under the CIC Agreements are discussed above. Except for the benefits payable under the CIC Agreements, the Company has no obligation to continue any other perquisites after a named executive officer’s employment terminates.
Executive Benefits and Payments upon Termination	Retirement	Involuntary Not for Cause Termination	Change in Control With and Without Trigger Event Termination	Death or Disability
George A. Makris, Jr.,
Cash compensation programs	$0	$0	$4,735,500(a)	$0
Accelerated Vesting of Incentives(b)	$3,394,319	$0	$4,164,319	$3,394,319
Retirement Plans(c)	$0	$0	$2,333,711	$2,333,711
Other Benefits	$0	$0	$0	$0
Robert A. Fehlman
Cash compensation programs	$0	$0	$1,475,000(d)	$0
Accelerated Vesting of Incentives(b)	$1,305,450	$0	$1,612,950	$1,305,450
Retirement Plans(e)	$0	$0	$2,401,132	$2,401,132
Other Benefits and Tax Gross-Up(f)	$0	$0	$1,309,488(g)	$0

Executive Benefits and Payments upon Termination	Retirement	Involuntary Not for Cause Termination	Change in Control With and Without Trigger Event Termination	Death or Disability
Marty D. Casteel
Cash compensation programs	$0	$0	$1,475,000(d)	$0
Accelerated Vesting of Incentives(b)	$1,204,693	$0	$1,512,193	$1,204,693
Retirement Plans(h)	$0	$0	$658,225	$658,225
Other Benefits and Tax Gross-Up(f)	$0	$0	$29,622(i)	$0
Patrick A. Burrow
Cash compensation programs	$0	$0	$965,000(d)	$0
Accelerated Vesting of Incentives(b)	$627,448	$0	$784,948	$627,448
Retirement Plans	$0	$0	$0	$0
Other Benefits	$0	$0	$0	$0
Stephen C. Massanelli
Cash compensation programs	$0	$0	$949,000(d)	$0
Accelerated Vesting of Incentives(b)	$650,031	$0	$804,531	$650,031
Retirement Plans	$0	$0	$0	$0
Other Benefits	$0	$0	$0	$0

(a)
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of three times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.

(b)
The payment due the named executive officer due to certain termination triggers, related to the Company’s equity compensation plans is made based on the specific terms and conditions associated with each plan. These amounts are attributable to the vesting of unvested restricted stock (including RSUs and PSUs) and stock options, as of December 31, 2019. In the case of a change in control, these amounts also include the acceleration of the full value of the target level benefit under the 2019 CIP award.

(c)
Mr. Makris’ benefit under the Makris Plan does not vest until he attains age 65, however he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Makris Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of Mr. Makris’ benefit, fully vested as of December 31, 2019.

(d)
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of two times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.

(e)
Mr. Fehlman’s benefit under the Fehlman Plan does not vest until he attains age 60; however, he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Fehlman Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit, fully vested as of December 31, 2019.

(f)
The named executive officer is not receiving any enhanced payments regarding the Other Benefits as a result of the termination trigger. The amounts related to Other Benefits include the costs associated with continued participation in the Company’s health and welfare benefit plans for a period of 36 months under the applicable CIC Agreement. The amount related to the tax gross-up is a reimbursement for certain taxes that would be applicable to the payments and accelerated benefits occurring upon a change in control.

(g)
Upon a change in control, Mr. Fehlman would receive a monthly benefit of  $1,074.04 for the next

36 months for purposes of continued health and welfare benefits under the CIC and a tax gross-up payment of  $1,270,823.
(h)
Because, as of December 31, 2019, Mr. Casteel had attained age 68, the benefits under the First Casteel Plan were fully vested. Mr. Casteel’s benefits under the Second Casteel Plan do not vest until he attains age 69; however, he becomes fully vested upon his death, disability or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Casteel Plans is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit under the Second Casteel Plan, fully vested as of December 31, 2019.

(i)
Upon a change in control, Mr. Casteel would receive a monthly benefit of  $822.82 for the next 36 months for purposes of continued health and welfare benefits.

2019 Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the following information:
For fiscal 2019, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our company (other than Mr. Makris), was $50,463; and

•
The annual total compensation of Mr. Makris, our Chairman & CEO, was $4,953,017.

Based on this information, the ratio for 2019 of the annual total compensation of our Chairman & CEO to the median of the annual total compensation of all employees is 98 to 1.
We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:
•
As of December 31, 2019, our employee population consisted of approximately 2,710 individuals, including full-time, part-time, temporary, and seasonal employees employed on that date. Excluded from this total were approximately 560 employees that joined our company during 2019 as a result of the acquisition of The Landrum Company.

•
To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2019. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2019, but did not work for us the entire year. No full-time equivalent adjustments were made for part time employees.

•
We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

•
After identifying the median employee, we added together all of the elements of such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of  $50,463.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2019 Summary Compensation Table.
This ratio is a reasonable estimate calculated in a manner consistent with U.S. Securities and Exchange Commission rules based on our payroll records and the methodology described above. The U.S. Securities and Exchange Commission rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
DIRECTOR COMPENSATION
The following table provides information with respect to the compensation of directors of the Company during 2019, the most recently completed fiscal year.

The Company maintains an equity compensation plan for its outside directors. In accordance with SEC regulations, outright grants of stock are valued in accordance with the terms of the plan and consistent with Accounting Standards Codification Topic 718, Compensation — Stock Compensation, at the closing price of the stock on the date of grant. The Company discloses such expense ratably over the vesting period.
All directors received an annual retainer of  $50,000 for service on the Company board, payable in restricted stock units that vest in four substantially equal installments. In order for an installment to vest, the director must be serving on the board at the scheduled time of vesting. The first installment vests upon a director’s acceptance of the grant, and the second, third, and fourth installments vest on July 1, 2019; October 1, 2019; and January 2, 2020, respectively. The RSUs were issued on May 1, 2019 and valued at the closing price of SFNC on that date, $25.13.
Directors serving on committees receive an annual retainer for service on the committee as set forth in the table below. For any director appointed to a committee during the year, the retainer is prorated based upon the remaining period of service. Committee chairmen receive a stipend in addition to their committee retainer due to their increased responsibilities (the stipend for the Risk Committee chairmanship increased $10,000 from 2018 due to significant efforts required by that position related to the continued enhancement of the oversight of Company’s risk management function).
Committee	Member Retainer	Chairman Stipend
Audit	$10,000	$20,000
Compensation	$10,000	$10,000
Executive	$10,000	$20,000
Nominating & Corporate Governance	$10,000	$10,000
Risk	$10,000	$30,000
The Company maintains a voluntary deferred compensation plan in which non-employee directors may defer receipt of any part or all of their respective directors’ fees, including retainer fees, meeting fees and committee fees. The director must elect to participate in the plan prior to the calendar year for which the deferral will be applicable. Upon election, a director must elect the form of payment (lump sum or annual installments over two to five years) and the date of payment (attainment of a specified age or cessation of serving as a director of the Company). The sums deferred under the plan are credited to an account for the director along with earnings on the deferred sum at an interest rate equal to the yield on the ten-year U. S. Treasury bond, computed quarterly. The table below summarizes the compensation the Company paid the directors during 2019.
DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Total ($)
Jay D. Burchfield	$62,000	$50,009	$112,009
William E. Clark, II	$52,000	$50,009	$102,009
Steven A. Cossé	$92,000	$50,009	$142,009
Mark C. Doramus	$0	$121,997	$121,997
Edward Drilling	$52,000	$50,009	$102,009
Eugene Hunt	$0	$91,999	$91,999
Jerry Hunter	$42,000	$50,009	$92,009
Chris R. Kirkland(c)	$52,000	$37,507	$89,507
Susan Lanigan	$27,000	$75,006	$102,006
George A. Makris, Jr.(d)	$—	$—	$—
W. Scott McGeorge	$52,000	$50,009	$102,009
Tom Purvis	$52,000	$50,009	$102,009
Robert L. Shoptaw	$32,000	$100,004	$132,004
Russell Teubner	$42,000	$50,009	$92,009
Mindy West	$42,000	$50,009	$92,009

(a)
Included in the Total are fees for service on the board and board committees of Simmons Bank for the directors in the amounts listed below:

Director	SB Board	SB Committees	SB Total
Burchfield	$12,000	$0	$12,000
Clark	$12,000	$30,000	$42,000
Cossé	$12,000	$0	$12,000
Doramus	$11,998	$9,998	$21,996
Drilling	$12,000	$20,000	$32,000
Hunt	$11,998	$9,998	$21,996
Hunter	$12,000	$10,000	$22,000
Kirkland	$12,000	$40,000	$52,000
Lanigan	$12,000	$9,999	$21,999
McGeorge	$12,000	$0	$12,000
Purvis	$12,000	$40,000	$52,000
Shoptaw	$12,000	$0	$12,000
Teubner	$12,000	$20,000	$32,000
West	$12,000	$10,000	$22,000
(b)
The annual SFNC Board retainer is computed over the twelve-month period (May 1 – April 30) was awarded on May 1, 2019, consisting of 1,990 restricted stock units valued at the closing market price on that date, $25.13. The annual retainer vests in substantially equal quarterly installments, with the first installment vesting upon a director’s acceptance of the grant, and the second, third, and fourth installments vesting on July 1, 2019; October 1, 2019; and January 2, 2020, respectively. The other retainer payments are payable quarterly computed on a calendar year basis, with the first instalment payable in January and subsequent quarterly installments were payable on the first business day of each subsequent quarter (April 1, 2019; July 1, 2019; and October 1, 2019). At the election of each director, some or all of the other retainers may be paid in restricted stock units with such units valued in January (at the conclusion of the election process). The first quarterly installment vests immediately upon acceptance and the remaining quarterly instalments vest on the payment dates. The grant date fair value calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation, are reported in this column. Please refer to footnote 15 to the Company’s financial statements, which are included in the annual report on Form 10-K for the year ended December 31, 2019, for a discussion of the assumptions related to the calculation of such value. As of December 31, 2019, each non-employee director had 498 unvested RSUs outstanding.

(c)
Mr. Kirkland resigned from his position as a Company director effective December 31, 2019.

(d)
Mr. Makris is not included in this table, as his compensation as chief executive officer of the Company is disclosed in the preceding discussion concerning Executive Compensation.

AUDIT COMMITTEE
During 2019, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Edward Drilling, Eugene Hunt, Steve Cosse, Scott McGeorge, and Mindy West.
This committee provides assistance to the Board in fulfilling its responsibilities concerning oversight of accounting and reporting practices, by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries and the control systems of management and internal accounting controls. The Audit Committee has adopted a charter, which is available for review in the Investor Relations portion of the Company’s web site: www.simmonsbank.com. This committee met 11 times in 2019.
Each of the listed committee members were independent as defined in Rule 5605 of the NASDAQ listing requirements when serving on the committee. The Board has determined that Messrs. Shoptaw and Cosse,

along with Mrs. West, satisfy the requirements of  “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission and the independence standards applicable to audit committee financial experts as set forth in Regulation S-K of the Securities and Exchange Commission. The Board has designated each of them as an “audit committee financial expert.” Further, the Board has determined that Mrs. West and Messrs. Shoptaw and Cosse each satisfy the requirements as a financially sophisticated audit committee member as set forth in Rule 5605(c) of the NASDAQ Listing requirements.
The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from the independent auditors. All services obtained from the independent auditors during 2019, whether audit services or permitted non-audit services, were pre-approved by the Audit Committee. The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, it may do so in the future.
The Audit Committee issued the following report concerning its activities related to the Company for the previous year:
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2019, with management.
The Audit Committee has discussed with BKD, LLP (“BKD”), its independent auditors, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;
The Audit Committee has received the written disclosures and the letter from independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence; and
Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.
In its analysis of the independence of BKD, the Audit Committee considered whether the non-audit related professional services rendered by BKD to the Company were compatible with maintaining the principal accountant’s independence.
AUDIT COMMITTEE
Robert L. Shoptaw, Chairman	Jay D. Burchfield	Steve Cosse
Edward Drilling	Eugene Hunt	W. Scott McGeorge	Mindy West
PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Compensation Committee and the Board are committed to excellence in governance and are aware of the significant interest in executive compensation matters by investors and the general public.
The Company has designed its executive compensation program to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and enhance shareholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders.
As required by SEC rules, the Company is presenting the following proposal, which gives you as a shareholder the opportunity to approve or disapprove our pay program for named executive officers by voting for or against the resolution set forth below (“say-on-pay” vote). While the vote on the resolution is advisory in nature and will not bind the Company to take any particular action, the Compensation Committee and the Board intend to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the Company’s compensation program. The Company anticipates that the next “say-on-pay” vote will occur at the 2021 annual shareholders’ meeting.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby APPROVED.”
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.
PROPOSAL 4 — TO RATIFY SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Audit Committee of the Board re-selected the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2020, subject to a formal acceptance of an engagement letter from BKD, LLP, and seeks ratification of the selection by the Company’s shareholders.
Principal Accountant Fees
Audit Fees
The aggregate fees billed to the Company for professional services rendered by BKD for the audit of the Company’s annual financial statements for the year ended December 31, 2019, and the reviews of the financial statements included in the Company’s Form 10-Q’s for 2019 were $1,009,000. The aggregate fees billed to the Company by BKD for such services in 2018 were $980,000.
Audit Related Fees
The aggregate fees billed to the Company for professional services rendered by BKD for the audit related fees during 2019 were $244,520. The aggregate fees billed to the Company by BKD for such services in 2018 were $208,286. These services are primarily for the audit services provided in connection with acquisitions, the implementation of new accounting standards, the 2018 offering of subordinated debt, and audits of employee benefit plans and the investment company.
Tax Fees
The aggregate fees billed to the Company for professional services rendered by BKD for tax services and preparation of tax returns during 2019 were $52,500. The aggregate fees billed to the Company by BKD for such services in 2018 were $12,000.
All Other Fees
There were no fees billed to the Company by BKD during 2019 or 2018 for services other than those set forth above.
Shareholder ratification of the Audit Committee’s selection of BKD as our independent auditors for the year ending December 31, 2020, is not required by the Company’s by-laws or otherwise. Nonetheless, the Board has elected to submit the selection of BKD to our shareholders for ratification. If the selection of BKD as our independent auditors for the year ending December 31, 2020, is not ratified, the matter will be referred to the Audit Committee for further review.
Representatives of BKD are expected to be at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF BKD AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2020.
PROPOSAL 5 — TO AMEND THE FIRST AMENDED AND RESTATED
SIMMONS FIRST NATIONAL CORPORATION
2015 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER AND EXTEND THE TERM THEREOF
The Company is presenting this proposal to amend the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan (“2015 Plan”) to increase the aggregate number of shares of

Company common stock which are reserved for issuance thereunder from 4,000,000 shares to 7,600,000 shares, and to extend the term of the Plan from June 30, 2025 to June 30, 2030. The additional shares requested will provide the Company with the ability to continue to make equity-based compensation available to its executive officers and other key employees, as well as consultants and directors, beyond 2020.
The Company’s shareholders approved the Simmons First National Corporation 2015 Incentive Plan on June 18, 2015, and the amended and restated 2015 Plan on April 19, 2017. The Board approved the amendments, subject to shareholder approval, at its February 27, 2020, meeting. The complete text of the 2015 Plan, as proposed to be amended, is included as Appendix A to this proxy statement.
The Company has long had in effect both cash and equity-based incentive plans that have allowed us to grant executive officers and other key employees, along with consultants and directors, various types of equity-based awards, as well as cash awards. The 2015 Plan provides the Company with the flexibility to develop and deliver short-term cash incentive programs and long-term equity incentive programs that are competitive, that attract and retain key talent, and that meet current and evolving compensation practices. The use of equity-based awards reflects the Board’s belief that encouraging stock ownership by executive officers and other key employees serves to attract, retain, and motivate them by providing a direct, financial interest in the Company’s continued success.
Since the beginning of 2017, the Company’s total consolidated assets have increased from approximately $8.4 billion to approximately $21.3 billion at the beginning of 2020. As the Company’s assets have grown, so, too, have its employees, from approximately 1,875 full time equivalent employees at the beginning of 2017 to approximately 3,270 full time equivalent employees at the beginning of 2020. The Company’s rapid growth, combined with continued competition in the financial industry for top-notch talent, has significantly increased the importance of equity-based compensation as a key component for employee recruitment and retention. It has also resulted in a faster-than-expected reduction in the number of shares set aside for issuance under the 2015 Plan. Consequently, if the Company does not receive shareholder approval for the amended 2015 Plan, the Company will need to consider compensation alternatives for 2021 and beyond that do not include equity compensation, or include equity compensation to a lesser degree, than is the case with current practices. In the Board’s opinion, equity-based compensation has significantly contributed to the Company’s growth and success to date and should continue to do so in the future. Thus, the Board considers approval of the amendments to the 2015 Plan critical to the Company’s ability to continue to execute its strategic plans.
The additional 3,600,000 shares of Company common stock that will be reserved for issuance under the 2015 Plan if shareholders approve the proposed amendments thereto represent approximately 3.18% of outstanding Company shares as of February 25, 2020, and 3.17% of fully diluted Company shares as of the same date (which assumes the issuance of shares pursuant to both outstanding stock options and restricted and performance stock units).
New Plan Benefits
The Compensation Committee will determine the executive officers and other key employees, as well as consultants and directors, who will receive future awards under the amended 2015 Plan, as well as the sizes and types of those awards. It is, therefore, not possible to forecast the benefits or amounts of future awards that will be received by, or allocated to, particular, eligible individuals or groups.
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about Company common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company’s existing equity compensation plans as of December 31, 2019, and does not reflect the 3,600,000 increase in the number of shares available under the 2015 Plan if shareholders approve this proposal.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Shareholders	1,786,078	$22.46	994,633(c)
Equity Compensation Plans Not Approved by Shareholders	0	0	0
Total	1,786,078	$22.46	994,633

(a)
Includes 691,728 shares that may be issued upon exercise of outstanding options, 717,408 shares that may be issued under outstanding restricted stock unit awards, and 376,942 shares that may be issued under outstanding performance stock unit awards if maximum performance is achieved. Does not include outstanding restricted stock awards.

(b)
The weighted average exercise price does not take into account the outstanding restricted stock unit awards or the performance stock unit awards noted in footnote (a) of this table. Restricted stock unit awards and performance stock unit awards do not have an exercise price and are delivered without any payment or consideration.

(c)
Consists of 693,582 shares available for future issuance under the 2015 Plan and 301,051 shares available for future issuance under the First Amended and Restated Simmons First National Corporation 2015 Employee Stock Purchase Plan.

As of February 25, 2020, the weighted average exercise price of all outstanding stock options is approximately $22.48 per share, and the weighted average remaining contractual life is approximately 5.14 years.
Additional information regarding the 2015 Plan is included in note 15 of the notes to the Company’s financial statements included in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission on February 27, 2020.
BURN RATE
ISS Corporate Solutions (“ICS”) defines a company’s annual stock usage rate or “burn rate” generally as the number of equity-based awards granted in a particular year divided by the weighted average common shares outstanding for that year. To aid in comparing the impact of options and stock awards, ICS applies a factor of two and one half  (2.5) to the number of restricted stock awards, restricted stock units, and performance stock units granted. The Company’s burn rate, calculated in this manner, was 2.38% for 2019, 1.31% for 2018, and 3.47% for 2017.
DESCRIPTION OF THE 2015 PLAN, AS PROPOSED TO BE AMENDED
The following description of the material features of the 2015 Plan, as proposed to be amended, is qualified in its entirety by reference to the text of such plan, which, as previously noted, is included as Exhibit A to this proxy statement. The only new amendments to the 2015 Plan are to increase the aggregate number of shares of Company common stock which are reserved for issuance thereunder and to extend the term thereof.
Shares Available for Issuance
Subject to adjustment upon the occurrence of certain events described below, the number of common shares that may be issued under the 2015 Plan will be 7,600,000 shares. If an award provides for the provision of dividend equivalents, such dividend equivalents shall be paid in cash not additional shares.
If all or any portion of an award granted under the 2015 Plan is forfeited, or otherwise terminates or expires, the common shares that are subject to the award, to the extent of the forfeiture, termination or expiration, will again become available for future awards under the 2015 Plan.

In addition to aggregate share limits, the 2015 Plan establishes individual limits that provide that no participant may receive:
•
in any calendar year, awards with respect to more than 300,000 common shares to any employee for options or SARs;

•
in any calendar year, awards with respect to more than 150,000 common shares to any employee for awards other than options or SARs;

•
in any calendar year, awards with respect to more than 75,000 common shares to any non-employee director;

•
for a performance period of a single calendar year, no more than $5,000,000 in cash awards; and

•
for a performance period of more than a single calendar year, no more than $7,500,000 in cash awards.

In the context of performance-based awards that stipulate a target number of units or common shares and that may vest at, below or above that target, the maximum number of common shares issuable under the award will be used for purposes of determining compliance with these individual limitations. For all awards, any dividend equivalents are disregarded for purposes of determining if these limits are satisfied.
Except as described in the last sentence of this paragraph, in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, the committee will make equitable adjustment(s) as it deems appropriate to: (1) the number and class of securities available under this Plan, (2) the number and class of securities and exercise price per Share of each outstanding Stock Option, (3) the number of Shares subject to each outstanding Restricted Stock Award, and (4) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator. No adjustment can be made by the Committee if the adjustment would cause an award to be subject to adverse tax consequences to the participant under Section 409A of the Internal Revenue Code, which is described in more detail below, unless such adjustment specifically provides that the Award is intended to be subject to 409A.
Administration
The 2015 Plan is administered by or under the direction of the Compensation Committee of the Board (referred to in this proposal as the “Committee”). The Committee must consist of not less than two Board members, all of whom are “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)); however, in the event that the Committee fails to satisfy this requirement, the actions of the Committee will still be valid for all purposes other than Section 16(b) of the Exchange Act.
The Committee has full power to interpret and administer the 2015 Plan, including the authority to adopt and amend rules, guidelines and practices governing the 2015 Plan and the authority to interpret any agreement governing an award under the 2015 Plan. It also has full authority to determine the eligibility of individuals to whom awards will be granted under the 2015 Plan and to determine: the type and amount of awards to be granted to each participant; the consideration, if any, to be paid for awards; the timing of awards; and the terms and conditions of the awards and related agreements to be entered into with eligible individuals.
Any interpretation and administration of the 2015 Plan by the Committee, and all actions and determinations of the Committee, are final, binding, and conclusive on the Company, its shareholders, subsidiaries, and affiliates, all participants in the 2015 Plan, their respective legal representatives, successors, and assigns, and all persons claiming under or through any of them. No director will incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the 2015 Plan.
Eligibility to Participate in the 2015 Plan
Any current employee, officer, director, independent contractor, consultant, or advisor of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or

(f) of the Internal Revenue Code or any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a controlling interest is eligible to receive an award under the 2015 Plan. Because the Committee has the authority to determine which eligible individuals will receive awards under the 2015 Plan, the benefits or amounts that will be received by any individual officer, the executive officers as a group, and other key employees cannot be determined. If shareholders approve this proposal, approximately 3,270 employees and officers, and 13 non-employee directors, as of January 1, 2020, would be eligible to receive an award under the 2015 Plan.
Types and Terms of Awards
The Committee has the discretion to decide who will receive awards under the 2015 Plan, the types of awards they will receive and, subject to the provisions described below, the terms of any award. The Committee can grant restricted stock options (incentive and non-qualified) stock appreciation rights, restricted stock, restricted stock units, performance shares, other stock-based awards, dividend equivalents and cash.
Generally Applicable Provisions.   The committee has broad discretion to decide the terms of awards that may be granted under the 2015 Plan. However, the 2015 Plan provides certain parameters for awards, including the following:
Purchase Price.   The purchase price, if any, for each equity-based award will be determined by the Committee at the time of grant.
Time-Based and Performance-Based Awards.   An eligible individual may be granted an award that will vest based on continued employment (a time-based award), an award that will vest based on the achievement of performance goals (a performance-based award), or a combination of both. The Committee will determine the vesting periods for time-based awards and the restrictions and other terms applicable to time-based awards prior to vesting, as well as any other conditions that must be satisfied prior to the vesting of the awards. For awards that are performance-based, the Committee will establish the objective performance goals and any other conditions that must be satisfied as a condition to vesting. The Committee may provide for the lapse of the restrictions and conditions to vesting in “award installments” (if an award consists of multiple installments, each with a separate vesting date, expiration date and/or other unique term or condition, this term refers to any one of those installments), as set forth in the related award agreement. The provisions of awards need not be the same with respect to each participant.
Performance Goals.   Performance-based awards will be structured to vest, if at all, only if the Company satisfies the conditions to vesting established by the Committee at the time of the award, including objective criteria relating to one or more of the following measures:
•
earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis);

•
return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•
improvements in capital structure;

•
revenues;

•
expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

•
one or more operating ratios;

•
stock price or performance;

•
stockholder return;

•
market share;

•
cash (cash flow, cash generation or other cash measures);

•
capital expenditures;

•
net borrowing, debt leverage levels, credit quality or debt ratings;

•
the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

•
net asset value per share;

•
economic value added;

•
sales;

•
profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•
net income (before or after taxes, operating income or other income measures);

•
internal rate of return or increase in net present value;

•
productivity measures;

•
cost reduction measures;

•
strategic plan development and implementation;

•
customer measures (including changes in number of customers or households);

•
growth measures (deposit growth, loan growth, revenue growth, or asset growth);

•
net charge-offs; or

•
any combination of any of the foregoing business criteria.

Performance goals may be measured on a companywide, subsidiary, business unit, or any combination of these bases, as determined by the Committee at the time of grant. Performance goals also may reflect absolute performance or a relative comparison of performance to the results in other periods, to a target, to a peer group of entities, to an index, or to another external measure. Performance goals may also be measured on an aggregate or per share basis.
The Committee may, at the time performance goals are established, provide for the exclusion from any one or more applicable periods of the impact of extraordinary, unusual and/or non-recurring items, including, without limitation: (1) any act of God or nature that adversely affects the Company’s business operations for a significant period of time; (2) any profit, loss or expense attributable to acquisitions or dispositions of stock, assets or any other portion of a business; (3) operating or financial results attributable to the operations of an entity or business acquired or disposed of by the Company; (4) gains or losses due to litigation or settlements; and (5) all other items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence. Unless expressly determined by the Committee at the time the performance goals for an award are established and stated in the related award agreement, the satisfaction of any performance goals will be determined by eliminating the impact of any change in accounting rules which becomes effective following the time the performance goals are established.
Performance-based awards will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified performance goals, provided all other conditions to vesting have been met. In the Committee’s discretion, performance-based awards may: (1) stipulate that an award will vest only in its entirety upon the satisfaction of the specified performance goals; (2) stipulate a portion of the award that will vest either in whole or in part, depending on the level of achievement in comparison to the specified performance goals, pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the award; or (3) stipulate a target number of shares of stock or units (the “Target”) that may vest in part, in whole or up to a specified multiple of the Target, depending on the level of achievement in comparison to the specified performance goals pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the award. In the case of any award authorized under clause (3) of the previous sentence, a number of common shares equal to the maximum possible number of common shares that may be delivered to the participant under the award will be reserved by the Company until such time as the applicable multiple of the Target has been determined by the Committee, even if the certification of achievement of results does not occur at that time due to additional performance goals that must be met prior to vesting, or if the actual exercise, vesting or delivery of stock does not occur at that time due to any delay in delivery imposed for purposes of Section 409A of the Internal Revenue Code. If, or to the extent that, a performance-based award does not vest under the applicable performance goals on or before the expiration date established by the Committee for the award, the award will be forfeited automatically.

Committee Discretion to Adjust or Eliminate Awards.   The Committee can increase or decrease the amount of, or eliminate in full, the amount of stock, units, or other interests that are subject to any performance-based award at, or at any time prior to, the Committee’s certification of the vesting of the award. The Committee may treat individual participants differently for these purposes. Any determination of this type by the Committee will be final and binding on each affected participant.
Transferability.   Awards under the 2015 Plan may not be transferred by the participant other than by will or by the laws of descent and distribution.
Tax Withholding.   No later than the date an award becomes taxable, the participant must satisfy his or her minimum withholding tax obligation by delivering to the Company cash, or, unless the Committee determines otherwise, common shares that are already owned by the participant or that would otherwise be delivered to the participant as a result of the taxable event. A participant may elect to apply the regular statutory withholding rates rather than the minimum withholding rates by submitting a written election to the Company. Any such election submitted by an executive officer subject to Section 16 will go into effect six months after the date of submission.
Performance Stock Units.   A performance stock unit is a contractual right awarded by the Company that entitles the participant to receive one common share or cash in the amount of the fair market value of one common share upon the satisfaction of all conditions to vesting of, and the lapse of all restrictions applicable to, the award, as determined by the Committee. Conditions to vesting may relate to continued employment, the achievement of performance goals established by the Committee, or both. The units remain subject to the restrictions, and subject to the forfeiture, termination, or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the Committee for the vesting of the applicable award.
Restricted Stock Units.   A restricted stock unit is a contractual right awarded by the Company that entitles the participant to receive one common share or cash in the amount of the fair market value of one common share upon the satisfaction of all conditions to vesting of, and the lapse of all restrictions applicable to, the award, as determined by the Committee. Conditions to vesting may relate to continued employment or the lapse of time. The units remain subject to restrictions, and subject to forfeiture, termination, or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the Committee for the vesting of the applicable award.
Restricted Stock Awards.   Restricted stock awards consist of grants by the Company of common shares that are subject to various restrictions, including, without limitation, restrictions on sale or transfer by the participant. The common shares will remain subject to those restrictions, and to forfeiture, termination or expiration as provided in the 2015 Plan, until the satisfaction of the conditions established by the committee for the vesting of the applicable award. Upon vesting of an award and the lapse of any other restrictions, the restrictions on the common shares awarded will be removed, and the participant will become entitled to sell or transfer those shares subject to applicable legal requirements. In addition to the terms established by the Committee, the following provisions will apply to all restricted stock awards:
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Each participant receiving a restricted stock award will be issued common shares to be held in book entry form. No stock certificates evidencing the shares will be issued and the applicable restrictions will be noted in the records of our transfer agent and in the book-entry system.

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Except as provided in the 2015 Plan or the applicable award agreement, with respect to the common shares that are the subject of the restricted stock award, a participant will have all of the rights of a shareholder of the Company, including the right to vote the common shares.

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Participants who are granted awards of restricted stock also have the right to receive any cash dividends or other distributions declared by the Board, subject to the 2015 Plan. However, the Committee may determine that dividends or other distributions will not be paid or distributed immediately and will be and remain subject to all the terms and conditions regarding vesting, restrictions and forfeiture that apply to the common shares covered by the restricted stock award to which the dividends or distributions relate.

Stock Options.   A stock option award represents the right to purchase a specified number of common shares from the Company at a specified price during a specified time period. Generally, stock options are not exercisable immediately and may be exercised in accordance with the requirements of the 2015 Plan only after the satisfaction of the conditions established by the Committee for the vesting of the award.
The Committee will have the authority to grant either incentive stock options or non-qualified stock options, or a combination of both, subject to the requirements of the 2015 Plan. Incentive stock options are stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code or any successor to Section 422. Non-qualified stock options are stock options that do not qualify as incentive stock options. In addition to the terms established by the Committee, the following provisions will apply to each stock option award:
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The option exercise price per common share that may be purchased under a stock option will be determined by the Committee at the time of grant.

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For non-qualified stock options, the exercise price must be at least equal to 100% of the fair market value of the Company’s common shares on the date of grant.

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For incentive stock options, the exercise price must be at least equal to: (1) 100% of the fair market value of the Company’s common shares at the date of grant; or (2) 110% of the fair market value of the common shares at the date of grant, in the case of a participant who at the date of grant owns shares representing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Section 424(d), (e) and (f) of the Internal Revenue Code) (a “10% participant”).

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The term of each stock option (“option term”) will be determined by the Committee at the time of grant and may not exceed 10 years from the date of grant (or, with respect to incentive stock options, five years in the case of a 10% participant).

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Subject to any installment exercise provisions and other conditions to vesting that may apply with respect to the stock options, stock options may be exercised, in whole or in part, at any time during the option term, by giving to the Company written notice of exercise specifying the number of common shares to be purchased. The notice of exercise must be accompanied by payment in full of the option exercise price of the common shares for which the option is exercised. The Committee may allow cashless broker exercises.

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Unless otherwise determined by the Committee, at or after grant, payment, in full or in part, of the option exercise price of incentive stock options and non-qualified stock options and related minimum withholding taxes may be made in the form of unrestricted common shares then owned by the participant and having a value equal to the option exercise price and minimum withholding taxes

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No common shares will be issued pursuant to an exercise of an option until full payment of the exercise price and minimum withholding has been made. A participant will not have rights to dividends or any other rights of a shareholder with respect to any common shares subject to an option until the participant gives written notice of exercise, has paid in full for the common shares, and such shares have been issued to the participant.

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All stock options will be exercisable during the participant’s lifetime only by the participant or, if the participant is unable to exercise an option as a result of the participant’s disability, by his or her authorized legal representative.

The following additional provisions will apply to incentive stock options and, in the event of conflict, will override the general provisions set forth above:
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Only employees of the Company or one of its subsidiaries can receive an incentive stock option.

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In the event of the death or disability of a participant who holds an incentive stock option, the incentive stock option will be exercisable by: (1) the participant’s authorized legal representative (if the participant is unable to exercise the incentive stock option as a result of the participant’s disability) only if, and to the extent, permitted by Section 422 of the Internal Revenue Code and Section 16 of the Exchange Act; and (2) the participant’s estate, in the case of death, or authorized legal representative, in the case of disability, no later than 10 years from the date the incentive stock option was granted (or five years in the case of a 10% participant), in addition to any other restrictions or limitations that may apply.

The terms of the 2015 Plan relating to incentive stock options will be interpreted so as not to disqualify the 2015 Plan under Section 422 of the Internal Revenue Code. In addition, the 2015 Plan cannot be amended, and any discretion permitted by the 2015 Plan cannot be exercised, in a manner that would disqualify the 2015 Plan under Section 422 or, without the consent of the affected participant, to disqualify any outstanding incentive stock option under Section 422.
Stock Appreciation Rights.   Stock appreciation rights may be granted alone, in addition to or in tandem with other awards granted under the 2015 Plan. In the case of an award of stock appreciation rights relating to an award of non-qualified stock options, the rights may be granted either at or after the time of the grant of the related non-qualified stock options. In the case of incentive stock options, the rights may be granted in tandem with incentive stock options only at the time of the grant of the options and may be exercised only when the fair market value of the stock subject to the option exceeds the option exercise price.
Stock appreciation rights issued in tandem with stock options (“tandem SARs”) will terminate and will cease to be exercisable upon the termination or exercise of the related stock option, subject to any provisions that the Committee specifies at grant if the stock appreciation right is granted with respect to less than the full number of common shares subject to the related stock option. Upon exercise, the participant will be entitled to receive an amount determined in the manner prescribed below and the applicable award agreement.
Stock appreciation rights granted under the 2015 Plan are subject to the following terms and conditions and any other terms and conditions established by the committee:
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Tandem SARs will be exercisable only at the times, and to the extent, that the stock options to which they relate are exercisable in accordance with the provisions of the 2015 Plan, and stock appreciation rights not granted in tandem with stock options (“freestanding SARs”) will be exercisable as the committee determines.

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Upon exercising a stock appreciation right, a participant is entitled to receive an amount in cash or common shares, as determined by the committee at the time of grant, equal in value to the excess of the fair market value of one common share on the date of exercise of the stock appreciation right over: (1) in the case of tandem SARs, the option exercise price per share specified in the related stock option, which price will be fixed no later than the date of grant of the tandem SARs; or (2) in the case of freestanding SARs, the price per share specified in the related award agreement, which price will be fixed at the date of grant and will be not less than the fair market value of the common shares on the date of grant, multiplied by the number of common shares in respect of which the stock appreciation right was exercised. The Committee will have the right to determine the form of payment (i.e., cash, stock, or any combination of cash and stock) and to approve any election by the participant to receive cash, in whole or in part, upon exercise of the stock appreciation right. When payment is to be made in stock, the number of common shares to be paid will be calculated on the basis of the fair market value of the common shares on the date of exercise. However, the Committee nevertheless may limit the appreciation in value of any stock appreciation right at any time prior to exercise.

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Upon the exercise of a tandem SAR, the related stock option also must be exercised.

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Stock appreciation rights will be exercisable, during the participant’s lifetime, only by the participant or, in the event of the participant’s disability, by the participant’s authorized legal representative.

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Termination of Employment

For time based equity grants under the 2015 Plan, vesting will occur as provided by the Committee in the Award document. Stock option grants that are time vested must have a minimum vesting period of one year. For performance based equity grants, there is no minimum vesting period, however, the minimum performance period, in the absence of extraordinary circumstance, is one year. The Committee may provide for exceptions to the vesting rules, including in the case of a participant’s death, disability or retirement.
Change in Control
Upon the occurrence of a change in control, unless otherwise provided in the Award document, all restricted stock awards shall immediately vest. All conditions and restrictions applicable to any restricted stock shall automatically be deemed terminated or satisfied upon the occurrence of a change in control.

For all other types of Awards (other than restricted stock awards), upon the occurrence of a change in control, the Committee shall take one of the following actions:
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provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity or an affiliate thereof,

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upon written notice to a participant, provide that any unexercised Awards will terminate immediately prior to the consummation of the Change in Control unless exercised within a specified period following such notice,

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provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part before or upon the Change in Control,

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in exchange for the termination of such Awards, make or provide for a cash payment to a participant equal to the excess, if any, of  (A) the cash consideration per share to be received by stockholders generally with respect to the Change in Control times the number of shares in the participant’s Awards over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings,

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provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (net of the exercise price thereof and any applicable tax withholdings, if applicable) or

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any combination of the foregoing.

The Committee is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, in the same manner.
The Plan defines “change in control” as any of the following:
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the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either the then outstanding common shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“outstanding Company voting stock”), except that the following acquisitions will not constitute a change in control:

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any acquisition directly from the Company;

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any acquisition by the Company;

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any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

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any entity controlled by the Company;

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a change in the composition of the Board such that the individuals who, as of the date that the 2015 Plan becomes effective, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; with the following rules being applicable to individuals who become a member of the Board subsequent to the effective date of the 2015 Plan:

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any individual whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this bullet) will be considered as though the individual were a member of the Incumbent Board; and

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any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board will not be considered as a member of the Incumbent Board; or

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the consummation of a reorganization, merger, or consolidation or similar transaction involving the Company or a sale or other disposition of all or substantially all of the assets of the Company, (a “Business Combination”), unless, after such Business Combination:

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all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding common shares and outstanding Company voting securities immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from the transaction (including, without limitation, an entity that, as a result of the transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the transaction, of the outstanding common shares and outstanding Company voting securities, as the case may be;

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no person (excluding any entity resulting from the transaction or any employee benefit plan (or related trust) of the Company or the entity resulting from the transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the entity resulting from the transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the transaction; and

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at least a majority of the members of the board of directors of the entity resulting from the transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the transaction.

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the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

To the extent that a Change in Control is a payment triggering event with respect to an Award that is subject to Section 409A of the Code, no payment shall be triggered by an event that does not constitute a change in control as defined in Section 409A.
In approving option and restricted stock unit grants under the 2015 Plan, the Committee’s practice has been to provide in the grant document that, upon a Change in Control, unvested options and restricted stock units shall automatically vest and become fully exercisable if, in connection with or during the one-year period immediately following the Change in Control, the participant is involuntarily terminated without cause. The Committee’s practice with respect to performance stock units has been to provide in the grant document that a participant shall be awarded the units using the target payout percentage if the Change in Control occurs at any time after nine months following the beginning of the applicable performance period. However, if the Change in Control occurs at any time during the nine-month period, the performance stock units will be cancelled.
Right of Recoupment
All Awards under the Plan are subject to any compensation, clawback and recoupment policies that may be generally applicable to the employees of the Company, as approved by the Board and any such compensation, clawback and recoupment policies that may be specifically applicable to the Plan as adopted by the Committee, in each case whether or not approved before or after the effective date of the Plan.
Section 409A of the Internal Revenue Code
The Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code or an exemption or exclusion from Section 409A and, with respect to awards and amounts that are subject to Section 409A, it is intended that the Plan will be administered in all respects in accordance with Section 409A. Accordingly, any action taken under the Plan, including any acceleration or conversion under the change in control provisions described above, will be made in compliance with Section 409A. The Plan contains a number of requirements aimed at compliance with Section 409A, including the following provisions:
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no option or stock appreciation right granted under the Plan will contain any feature for the deferral of compensation unless specifically designated in the Award document; and

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in the event that a participant is a “specified employee” within the meaning of Section 409A (as determined in accordance with the methodology established by the Company), amounts that constitute

“non-qualified deferred compensation” within the meaning of Section 409A that would otherwise be payable during the six-month period immediately following a participant’s termination of employment with the Company by reason of the termination will instead be paid or provided on the first business day of the seventh month following the month in which the participant’s termination occurs.
Amendments and Termination
The Plan may be amended or terminated at any time by our Board or the Committee, except that no amendment or termination can impair the rights of a participant under an award granted prior to the amendment or termination without the participant’s consent unless expressly authorized by the 2015 Plan. The amendment authority for the Plan and outstanding awards extends to amendments to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
The Company will submit to the shareholders for approval any plan amendment that is required to be approved by shareholders by any regulatory authority, stock exchange on which the common shares are listed. Unless changes in applicable law and legal requirements otherwise permit, shareholder approval will also be required for any amendment that would:
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increase the total number of shares of stock (other than adjustments described above under “— Shares Available for Issuance”) that may be:

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issued under the 2015 Plan;

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issued to any eligible person during any calendar year; or

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the subject of stock options and stock appreciation rights granted to any eligible person;

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permit the granting of stock options or stock appreciation rights with an exercise price lower than fair market value at the date of grant;

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change the eligibility requirements for the 2015 Plan; or

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change the performance goals described above (other than adjustments).

The Committee, at any time, may also amend the terms of any outstanding award, but other than adjustments described above or creating substitute awards in connection with a change in control, no amendment of an award agreement can impair the rights of a participant under an outstanding award without the participant’s consent, or make an applicable exemption provided by Rule 16b-3 under the Exchange Act unavailable to a participant subject to Section 16 of the Exchange Act without his or her consent. In addition, except for adjustments as described above, unless the action is approved by the Company’s shareholders:
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no stock option or stock appreciation right can be amended to decrease the option exercise or strike price/base value of the award; and

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no stock option or stock appreciation right can be cancelled in exchange for the grant of a new option with a lower exercise price or a stock appreciation right with a lower strike price/base value.

Term of the 2015 Plan
No award can be granted under the Plan after June 30, 2030; however, awards granted prior to that date can extend beyond that date.
DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2015 PLAN
The following is a summary of certain federal income tax consequences of awards made under the 2015 Plan based on provisions of the Internal Revenue Code in effect as of the date of this proxy statement, which are subject to change. The summary does not cover any state, local, foreign or other tax consequences of participation in the 2015 Plan. This summary is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of any given participant under the 2015 Plan.
Restricted Stock Units and Performance Stock Units
A participant will not recognize taxable income at the time of grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of settlement of the award, equal to the fair market value of any shares delivered (determined at that time) and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply (see “— Section 162(m) Deduction Limit” below).
Restricted Stock Awards
In general, a participant will not recognize taxable income at the time of grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant equal to the excess of the fair market value of the common shares at that time over the amount, if any, paid for those common shares. If an election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the common shares at that time over the amount, if any, paid for such common shares. The Company will be entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.
In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding), rather than dividend income. The Company will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply.
Non-Qualified Stock Options
For stock options that are non-qualified stock options with an exercise price equal to or greater than the fair market value of the common shares on the date of grant, no income is recognized by the participant at the time the stock option is granted. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the common shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply.
Incentive Stock Options
A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the common shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date the common shares were transferred to the participant, any gain or loss arising from a subsequent disposition of those common shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction.
If, however, those common shares are disposed of at a gain within such one or two year periods, then in the year of disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of the common shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply. Any excess of the amount realized on the disposition date over the fair market value of the common shares on the exercise date will be treated as capital gain.
For the purposes of computing a participant’s alternative minimum tax, the excess of the fair market value of the common shares at the time of exercise over the option price is an item of tax preference, unless there is a disposition of the shares acquired upon exercise in the same taxable year of exercise.

Stock Appreciation Rights
Generally, a participant will not recognize taxable income at the time of grant of a stock appreciation right, and the Company will not be entitled to a tax deduction at that time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) equal to the fair market value of any common shares delivered (determined at that time) and the amount of cash paid by the Company, and the Company generally will be entitled to a corresponding deduction at that time, except to the extent the deduction limits of Section 162(m) apply.
Dividend Equivalents
In general, for dividend equivalents, a participant will recognize compensation taxable as ordinary income when the dividend equivalents are paid to the participant in the amount being paid (which may include accrued interest), and the Company generally will be entitled to a corresponding deduction at that time, subject to the deduction limits under Section 162(m).
Section 162(m) Deduction Limit
Section 162(m) of the Internal Revenue Code generally limits to $1 million per year the deduction that can be taken for Federal income tax purposes for compensation paid to “covered employees” (the “Deduction Limit”). Under Section 162(m), the term “covered employee” includes the principal executive officer, the principal financial officer and our three other most highly compensated executive officers for the current taxable year and all prior taxable years commencing after December 31, 2016.
Section 409A
Section 409A of the Internal Revenue Code provides that if, at any time during a taxable year, a “nonqualified deferred compensation plan” or arrangement fails to meet the requirements of Section 409A (a “non-qualified plan”), is not operated in accordance with those requirements or is not otherwise exempt or excluded from the requirements of Section 409A, all of an employee’s compensation that was deferred under the non-qualified plan (or any other plan required to be aggregated with the non-qualified plan) for the taxable year and all preceding years will be included in the employee’s gross income, but only to the extent that the compensation was not subject to a substantial risk of forfeiture and not previously included in gross income. In addition to the tax imposed on that compensation, the employee’s tax for the taxable year will be increased by interest and an additional tax equal to 20% of such compensation.
The 2015 Plan is intended to comply with the requirements of Section 409A or an exemption or exclusion therefrom and, with respect to awards and amounts that are subject to Section 409A, it is intended that the 2015 Plan will be administered in all respects in accordance with Section 409A.
The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2015 Plan. Participants in the 2015 Plan should consult with their tax advisors as to the Federal, state, local, foreign and other tax consequences of their receipt of awards under the 2015 Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities and Exchange Act of 1934 and the regulations issued thereunder require directors and certain officers and beneficial owners of any company registered under that Act to file reports on Forms 3, 4, & 5 with the U.S. Securities and Exchange Commission showing their beneficial ownership in securities issued by such company within specified timeframes. Based solely upon a review of such reports by the directors and officers of the Company for the preceding fiscal year, provided to the Company by such persons, the Company believes that all of our Section 16 filers filed on a timely basis the reports required by Section 16(a) during the fiscal year.

FINANCIAL STATEMENTS
A copy of the Company’s annual report on Form 10-K for the year ended December 31, 2019, required to be filed with the U.S. Securities and Exchange Commission, including audited financial statements, is enclosed herewith. Such report and financial statements contained therein are not incorporated into this Proxy Statement and are not considered a part of the proxy soliciting materials, since they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the meeting.
Upon written request by any shareholder addressed to Patrick A. Burrow, Secretary, Simmons First National Corporation, P. O. Box 7009, Pine Bluff, Arkansas 71611, a copy of the Company’s annual report for 2019 on Form 10-K required to be filed with the U.S. Securities and Exchange Commission, including the financial statements and schedules thereto, will be furnished without charge.
PROPOSALS FOR 2021 ANNUAL MEETING
Shareholders who intend to submit proposals pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2021 Annual Meeting of Shareholders and included in the Company’s proxy statement relating to such meeting must submit such proposals to the Corporate Secretary of the Company at the Company’s principal executive offices no later than November 17, 2020. Such proposals must also comply with the additional requirements of Rule 14a-8 of the Exchange Act (or any successor rule) to be eligible for inclusion in the proxy statement for the 2021 Annual Meeting of Shareholders.
In addition, the Company’s by-laws provide that only such business (including, without limitation, the nomination of persons for election to the Board) which is properly brought before a shareholder meeting will be conducted. For business (including, without limitation, the nomination of persons for election to the Board) to be properly brought before an annual meeting of the shareholders by a shareholder, the shareholder must provide notice to the Corporate Secretary of the Company at the Company’s principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the prior year’s annual meeting of the shareholders. In the event that the Company did not hold an annual meeting of the shareholders in the prior year or if the first anniversary of the prior year’s annual meeting of the shareholders is more than 30 days before or after the date of the current year’s annual meeting of the shareholders, the shareholder’s notice is timely only if it is delivered to the Secretary of the Corporation at the principal executive offices of the Company no later than the 10th day after the Company publicly announces the date of the current year’s annual meeting of the shareholders or the 90th day before the date of the current year’s annual meeting of the shareholders, whichever is later. To be in proper written form, a shareholder’s notice to the Company’s Corporate Secretary must comply with all requirements contained in the Company’s by-laws, a copy of which may be obtained upon written request to the Corporate Secretary of the Company.
Accordingly, a shareholder who intends to raise a proposal to be acted upon at the 2021 Annual Meeting of Shareholders, but who does not desire to include the same in the Company’s 2021 proxy statement, must provide written notice to the Company’s Corporate Secretary no earlier than December 24, 2020, nor later than January 23, 2021. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, and the persons named as proxies in the Company’s proxy for the 2021 Annual Meeting of Shareholders may exercise their discretionary authority to vote upon any such proposal to the extent brought before such meeting.
OTHER MATTERS
Management knows of no other matters to be brought before this annual meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment on such matters.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements contained in this Proxy Statement may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, those relating to the Company’s future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company’s stock repurchase program, the Company’s ability to recruit and retain key employees, income tax deductions, credit quality, net interest revenue, interest rate sensitivity, liquidity, capital resources, market risk, earnings, effect of future litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.
These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes; changes in real estate values; changes in interest rates and their effects on the level and composition of deposits, loan demand and the values of loan collateral, securities and interest sensitive assets and liabilities; changes in the securities markets generally or the price of the Company’s common stock specifically; developments in information technology affecting the financial industry; cyber threats, attacks or events; reliance on third parties for key services; changes in the assumptions, forecasts, models, and methodology used to calculate the expected impact of the Current Expected Credit Losses, or CECL, on the Company’s financial statements; the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; the failure of assumptions underlying the establishment of reserves for possible loan losses, fair value for loans, other real estate owned, and those risk factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2019. Many of these factors are beyond our ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, our past financial performance should not be relied upon as an indication of future performance.
We believe the expectations reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations and you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and all written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary note.
BY ORDER OF THE BOARD OF DIRECTORS:
Patrick A. Burrow, Secretary
Pine Bluff, Arkansas
March 17, 2020

Appendix A

SECOND AMENDED AND RESTATED
SIMMONS FIRST NATIONAL
CORPORATION 2015 INCENTIVE PLAN

A-i

ARTICLE 1. INTRODUCTION
1.1.
Purpose of the Plan.

The Plan is intended to enhance the Company’s ability to attract, retain and motivate its employees, officers, directors, consultants, and advisors, and to provide them with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.
1.2.
Nature of Awards.

The Plan permits the grant of Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Shares, and any other form of award based on the value (or the increase in value) of shares of the common stock of the Company. The Plan also permits cash incentive awards. Subject to Section 8.5, Participants shall vest in their Awards granted under the Plan to the extent certain conditions set forth in their Award Certificate are met.
Vesting criteria may include the passage of time (generally full vesting will not occur until three years or more from the date of grant) or the attainment of individual and/or Company performance objectives, or a combination of both. No time-based stock option granted under the Plan may vest prior to the expiration of at least one year from the date of grant. Except as otherwise provided by the Plan, each Award may be made alone, in addition or in relation to, or in tandem with any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.
1.3.
Effective Date and Term of Plan.

The Plan was originally effective as of July 1, 2015. The Second Amended and Restated Plan is effective as of July 1, 2020. No Awards shall be granted under the Plan after June 30, 2030 (or such earlier date as may apply under section 422 of the Code), but Awards previously granted may extend beyond that date.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION
2.1.
Definitions.

When used in this 2015 Incentive Plan, the following terms shall have the meanings set forth below, unless the context clearly requires a different meaning:
(a)
“Administrator” means the entity that administers the plan in accordance with Article 4.

(b)
“Article” means an article of the Plan.

(c)
“Award” means an award issued under the Plan.

(d)
“Award Certificate” means the agreement, certificate or other document evidencing an Award, which shall be in such form (written, electronic or otherwise) as the Administrator shall determine.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Administrator: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Arkansas law. The determination of the Committee as to the existence of  “Cause” shall be conclusive on the Participant and the Company.

(g)
“Change in Control” shall mean that any one of the following apply:

(1)
the acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of the Company’s common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”). For purposes of this paragraph (1), the following acquisitions by a Person will not constitute a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(2)
the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. Any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the Effective Date, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board will not be deemed a member of the Incumbent Board as of the Effective Date;

(3)
the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless following such Business Combination: (A) the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting

Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions to one another as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination), directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(4)
the approval by our stockholders of a complete liquidation or dissolution of the Company. To the extent that a Change in Control is a payment triggering event with respect to an Award that is subject to section 409A of the Code, no payment shall be triggered by an event that does not constitute a change in control within the meaning of section 409A.

(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)
“Company” means Simmons First National Corporation or any successor entity.

(j)
“Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of not less than two Board members, all of whom are “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)).

(k)
“Disability” shall mean a disability within the meaning of the Company’s long-term disability plan in which the Participant participates, and if there is no such plan, within the meaning of the federal Social Security Act.

(l)
“Effective Date” means the first date set forth in Section 1.3.

(m)
“Fair Market Value” means the closing sales price (for the primary trading session) of a Share on the relevant date. For any date that is not a trading day, the Fair Market Value of a Share for such date will be determined by using the closing sale price for the immediately preceding trading day. The Compensation Committee can substitute a particular time of day or other measure of  “closing sale price” if appropriate because of unusual circumstances or can use weighted averages either on a daily basis or such longer period as complies with section 409A of the Code.

(n)
“Participant” means any person or entity eligible to be granted an Award pursuant to Section 3.1.

(o)
“Plan” means this 2015 Incentive Plan.

(p)
“Performance Share” means an Award granted pursuant to Section 6.5

(q)
“Restricted Stock” means an Award granted pursuant to Section 6.3.

(r)
“Restricted Stock Unit” means an Award granted pursuant to Section 6.4.

(s)
“Section” means a section of the Plan.

(t)
“Share” means a share of common stock of the Company.

(u)
“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 6.2.

(v)
“Stock Option” means an Award granted pursuant to Section 6.1; a Stock Option can be either an “Incentive Stock Option” (if it complies with the requirements of Section 6.1(b)) or a “Nonqualified Stock Option” (if it does not comply with the requirements of Section 6.1(b)).

(w)
“Ten Percent Stockholder” means a Participant who on the date of grant is treated under section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any parent or subsidiary of the Company as defined in section 424(e) or (f) of the Code.

2.2.
Construction.

When used in the Plan, (a) the terms “include” and “including” shall be deemed to include the phrase “but not limited to” and (b) masculine pronouns shall include the feminine.

ARTICLE 3. ELIGIBILITY
3.1.
In General.

Any person or entity is eligible to be granted an Award if such person or entity is a current employee, officer, director, independent contractor, consultant, or advisor of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or (f) of the Code or any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a controlling interest, as determined by Administrator.

ARTICLE 4. ADMINISTRATION OF THE PLAN
4.1.
In General.

(a)
The Plan will be administered by the Compensation Committee, which shall serve as the Administrator. The Administrator shall have authority to grant Awards and determine recipients and terms of any Awards, and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.

(b)
The Administrator shall have full discretionary authority to construe and interpret the terms of the Plan and any Award Certificate, and to determine all facts necessary to administer the Plan and any Award Certificate. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Certificate in the manner and to the extent it shall deem necessary or advisable.

(c)
All decisions by the Administrator shall be made in its sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Administrator shall be liable for any action or determination relating to or under the Plan made in good faith.

(d)
With respect to Awards made to directors, the Board shall also have the authority described in this Section 4.1 and Section 8.5.

4.2.
Delegation to Committees and Officers.

(a)
To the extent permitted by applicable law, the Administrator may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Company’s management.

(b)
To the extent permitted by applicable law and subject to any limitations under the Plan, the Administrator may delegate to one or more officers of the Company the power (1) to grant Awards to any individual eligible under Section 3.1 other than a director or executive officer and (2) to exercise such other powers under the Plan as the Administrator may determine; provided further, however, that no officer shall be authorized to grant Awards to himself or herself. For purposes of this Section 4.2(b), the phrase “executive officer” shall mean the Chief Executive Officer, President, and any “executive officer” (as defined by Rule 3b-7 under the Exchange Act) and “officers” (as defined by Rule 16a-1 under the Exchange Act).

(c)
All references in the Plan to the “Administrator” shall mean the Administrator or a committee of the Board (or the Company’s management) or the officers referred to in Section 4.2(b) to the extent that the Administrator’s powers or authority under the Plan have been delegated to such committee or officers.

ARTICLE 5. STOCK SUBJECT TO THE PLAN
5.1.
Number of Shares.

(a)
Subject to adjustment under ARTICLE 7, Awards may be made under the Plan for up to 7,600,000 Shares, of which all shares can be issued as Incentive Stock Options.

(b)
If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part, or results in any Shares not being issued, the unused Shares covered by such Award shall again be available for the grant of Awards under the Plan. However, Shares tendered to the Company by a Participant to exercise an Award or Shares withheld from an exercised Award for the payment of taxes shall not thereafter be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.2.
Substitute Awards.

(a)
In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances.

(b)
Substitute Awards shall not count against the overall share limit set forth in Section 5.1, except as may be required by reason of section 422 and related provisions of the Code.

ARTICLE 6. TYPES OF AWARDS
6.1.
Stock Options.

(a)
In General.   The Administrator may grant options to purchase Shares to any Participant and may determine the number of Shares to be covered by each option, the exercise price of each option and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. A Stock Option that is not intended to be an Incentive Stock Option shall be designated as a “Nonqualified Stock Option.”

(b)
Incentive Stock Options.

(1)
A Stock Option that the Administrator intends to be an Incentive Stock Option shall only be granted to employees of the Company or any of the Company’s present or future parent or subsidiary corporations as defined in sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and construed consistently with the requirements of section 422 of the Code.

(2)
A Stock Option that is intended to be an Incentive Stock Option shall be treated as a Nonqualified Stock Option to the extent that, in the calendar year in which the Award is first exercisable, the aggregate Fair Market Value of the Shares subject to the Award (when added to other awards granted to the same individual that are intended to be Incentive Stock Options under the Plan or any other plan maintained by the Company and certain related corporations) exceeds $100,000 or such other limitation as might apply under section 422 of the Code.

(3)
The Company shall have no liability to a Participant, or any other party, if a Stock Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option, or for any action taken by the Administrator, including the conversion of an Incentive Stock Option to a Nonqualified Stock Option.

(c)
Nonqualified Stock Options.

(1)
Any Stock Option that is not an Incentive Stock Option shall be a Nonqualified Stock Option.

(2)
The Administrator may grant Nonqualified Stock Options to any Participant.

(d)
Exercise Price.

(1)
The Administrator shall establish the exercise price of each Stock Option and specify the exercise price in the applicable Award Certificate.

(2)
The exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the date the Stock Option is granted, except that, if any Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the Fair Market Value of the underlying Shares on the date such Incentive Stock Option is granted. The 100% and 110% limitation in this Section 6.1(d)(2) shall automatically adjust to the extent required by section 422 of the Code.

(3)
Once established, the exercise price of a Stock Option shall not be re-priced without shareholder approval. Option re-pricing shall include (i) any amendment to the terms of an outstanding option (or SAR) to reduce the exercise price of such outstanding options (or SARs) and (ii) the cancellation of outstanding options (or SARs) in exchange for options (or SARs) with an exercise price that is less than the exercise price of the original options (or SARs).

(e)
Term of Stock Options.

(1)
Each Stock Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Certificate; except that no Stock Option shall be granted for a term of more than 10 years. Incentive Stock Options issued to a Ten Percent Stockholder shall not have a term of more than 5 years.

(2)
No Stock Option shall permit the Participant to defer receipt of compensation on the Stock Option beyond the date of exercise, unless the Administrator expressly determines that such Stock Option shall be subject to section 409A of the Code.

(f)
Exercise of Stock Option.

Stock Options may be exercised by delivery to the Company of a written notice of exercise in the form attached to, or the manner described in, the Award Certificate or by any other form of notice (including electronic notice) or such other manner approved by the Administrator, together with payment in full for the number of shares for which the Stock Option is exercised. Shares subject to the Stock Option will be delivered by the Company as soon as practicable following exercise.
(g)
Payment Upon Exercise.

Shares purchased upon the exercise of a Stock Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;

(2)
if provided in the applicable Award Certificate, by (1) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (2) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)
to the extent provided for in the applicable Award Certificate or approved by the Administrator, by delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (1) such method of payment is then permitted under applicable law, (2) such Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Administrator, and (3) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)
to the extent permitted by applicable law and provided for in the applicable Award Certificate, by (1) delivery of a promissory note of the Participant to the Company on terms determined by the Administrator, or (2) payment of such other lawful consideration as the Administrator may determine; or

(5)
by any combination of the above permitted forms of payment.

(h)
No Reload Grants.

Stock Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other Stock Option.
6.2.
Stock Appreciation Rights.

(a)
In General.   A Stock Appreciation Right is an Award in the form of a right to receive cash or a Share, upon surrender of the Stock Appreciation Right, in an amount equal to the appreciation in the value of the Share over a base price established in the Award. The Committee may grant Stock Appreciation Rights either independently of Stock Options, or in tandem with Stock Options such that the exercise of the Stock Option or Stock Appreciation Right cancels the tandem Stock Appreciation Right or Stock Option.

(b)
Base Price.   The minimum base price of a Stock Appreciation Right granted under the Plan shall be the price set forth in the applicable Award Certificate, or, in the case of a Stock Appreciation Right related to a Stock Option (whether already outstanding or concurrently granted), the exercise price of the related Stock Option. The minimum base price of a Stock Appreciate Right shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted. Once established, the minimum base price of a Stock Appreciation Right shall not be re-priced without shareholder approval.
(c)
Term, Exercise, and Payment.   The provisions of Sections 6.1(e), (f), (g), and (h) shall generally apply to Stock Appreciation Rights, as applicable.

6.3.
Restricted Stock.

(a)
In General.   The Administrator may grant Awards of Restricted Stock. The Administrator shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture), the issue price (if any) and whether the Shares shall be entitled to exercise voting or other rights associated with ownership of a Share.

(b)
Dividends.   The Administrator may, at the time of grant of Restricted Stock, provide that any dividends declared with respect to such Shares be (1) paid to Participants, (2) accumulated for the benefit of the Participant and paid to a Participant only at the time of vesting, or (3) not paid or accumulated, provided however, that dividend equivalents or other distributions in Shares underlying performance-based awards as set forth in Section 6.8 will be determined with and paid contingent upon the achievement of the applicable performance criteria. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Shares other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the Restricted Stock on which such dividends are paid vests or, if later, the 15th day of the third month following the date on which the Restricted Stock on which such dividends are paid vests.

(c)
Stock Certificates.   The Company may require that any stock certificates issued for shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant. If the Participant has died before the certificates are delivered, the certificates shall be delivered to the beneficiary designated by the Participant under the Plan and on file with the Company (or its designee) before the Participant’s death. If there is no such valid beneficiary designation, the Participant’s estate shall be the beneficiary.

6.4.
Restricted Stock Units.

The Administrator may grant Restricted Stock Units to any participant subject to the same conditions and restrictions as the Administrator would have imposed in connection with any Award of Restricted Stock. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units may be paid at such time as the Administrator may determine and payments may be made in a lump sum or in installments, in cash, Shares, or any combination thereof, as determined by the Administrator.
6.5.
Performance Shares.

The Administrator may grant Performance Shares to any participant subject to the same conditions and restrictions as the Administrator would have imposed in connection with any Award of Restricted Stock or Restricted Stock Units. Each Performance Share shall have a value equal to the Fair Market Value of one Share. Performance Shares may be paid at such time as the Administrator may determine and payments may be made in a lump sum or in installments, in cash, Shares, or any combination thereof, as determined by the Administrator.
6.6.
Other Stock-Based Awards.

Other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted under the Plan to Participants. To the extent permitted by law, such other Share Awards shall also be available as a form of payment in the settlement of other Awards granted under the

Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share Awards may be paid in Shares or cash, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each other Share Award.
6.7.
Cash Awards.

Cash Awards are Awards that provide participants with the opportunity to earn a cash payment based upon the achievement of one or more performance goals for a performance period determined by the Administrator. For each performance period, the Administrator shall determine the relevant performance criteria, the performance goal for each performance criterion, the level or levels of achievement necessary for Awards to be paid, the weighting of the performance goals if more than one performance goal is applicable, and the size of the Awards.
6.8.
Performance-Based Awards.

(a)
In General.   The performance goals must be established by the Compensation Committee and may be for the Company, or a Company subsidiary, affiliate or other Company operating unit or department, or a combination of such units or departments. The performance goal shall be based on one or more performance criteria selected by the Compensation Committee and, absent extraordinary circumstances (such as awards granted during the first Plan year), shall be based on performance periods of at least one year.

(b)
Performance Criteria.   In the case of Awards intended to qualify as performance-based Awards, the performance criteria shall be selected only from among the following: (1) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); (2) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (3) improvements in capital structure; (4) revenues; (5) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (6) one or more operating ratios; (7) stock price or performance; (8) stockholder return; (9) market share; (10) cash (cash flow, cash generation or other cash measures); (11) capital expenditures; (12) net borrowing, debt leverage levels, credit quality or debt ratings; (13) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (14) net asset value per share; (15) economic value added; (16) sales; (17) profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (18) net income (before or after taxes, operating income or other income measures); (19) internal rate of return or increase in net present value; (20) productivity measures; (21) cost reduction measures; (22) strategic plan development and implementation; (23) customer measures (including changes in number of customers or households); (24) growth measures (deposit growth, loan growth, revenue growth, or asset growth); (25) net charge-offs; or (26) any combination of any of the foregoing business criteria. Any of the performance criteria may be used to measure the performance of the Company, a subsidiary, and/or affiliate as a whole or any business unit of the Company, a subsidiary, and/or affiliate or any combination thereof, as the Compensation Committee may deem appropriate, or any of the above performance criteria as compared to the performance of a group of comparator companies, or published or special index that the Compensation Committee deems appropriate. The Compensation Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of the performance criteria specified in this Section 6.8.

(c)
Committee Certification and Payment of Awards.   Before any performance-based Award (other than Stock Options and Stock Appreciation Rights) is paid, the Compensation Committee must certify in writing (by resolution or otherwise) that the applicable performance goal(s) and any other material terms of the Award have been satisfied. Unless otherwise provided by the Compensation Committee, performance-based Awards shall be paid as soon as practicable after the Compensation Committee has certified that the applicable goals and terms of such awards have been satisfied, but in no event later than the fifteenth (15th) day of the third month following the end of the performance period to which the award relates (absent a timely election to defer such Award under a deferred compensation plan, if any, maintained by the Company). Notwithstanding the foregoing, to the extent an amount was intended to be paid so as to qualify as a short-term deferral under section 409A of the Code and the applicable regulations, then such payment may be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.
(d)
Terms and Conditions of Awards; Committee Discretion to Revise Performance Awards.   The Compensation Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with, and subject to, the terms of the Plan, on the payment of individual Awards under this Section 6.8. To the extent set forth in an Award Certificate, the Compensation Committee may reserve the right to adjust the amount payable in accordance with any standards or on any other basis (including the Compensation Committee’s discretion), as the Compensation Committee may determine.

ARTICLE 7. ADJUSTMENTS
7.1.
Changes in Capitalization.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, (1) the number and class of securities available under this Plan, (2) the number and class of securities and exercise price per Share of each outstanding Stock Option, (3) the number of Shares subject to each outstanding Restricted Stock Award, and (4) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator. Without limiting the generality of the foregoing, if the Company effects a split of the Shares by means of a stock dividend and the exercise price of and the number of Shares subject to an outstanding Stock Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises a Stock Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares acquired upon such Stock Option exercise, notwithstanding the fact that such Shares were not outstanding as of the close of business on the record date for such stock dividend.
7.2.
Change in Control.

(a)
Consequences of a Change in Control on Awards Other than Restricted Stock Awards.   In connection with a Change in Control, the Administrator shall take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Administrator determines: (1) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (2) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of the Change in Control unless exercised by the Participant within a specified, reasonable period following the date of such notice, (3) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part before or upon the Change in Control, (4) if holders of Shares will receive upon consummation of the Change in Control a cash payment for each Share surrendered in the Change in Control, make or provide for a cash payment to a Participant equal to the excess, if any, of  (A) the consideration received by stockholders generally with respect to the Change in Control (the “Change in Control Price”) times the number of Shares subject to the Participant’s Awards (to the extent the exercise price does not exceed the Change in Control Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (5) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. In taking any of the actions permitted under this Section 7.2(a), the Administrator shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (1) above, a Stock Option shall be considered assumed if, following consummation of the Change in Control, the Stock Option confers the right to purchase, for each Share subject to the Stock Option immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely common stock of the acquiring or succeeding entity(or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control.

(b)
Consequences of a Change in Control on Restricted Stock Awards.   Upon the occurrence of a Change in Control, except to the extent specifically provided to the contrary in the applicable Award Certificate or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically lapse and be deemed terminated or satisfied, as applicable.

ARTICLE 8. GENERAL PROVISIONS APPLICABLE TO ALL AWARDS.
8.1.
Transferability of Awards.

Except as the Administrator may otherwise determine or provide in an Award Certificate, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
8.2.
Termination of Status.

Except to the extent provided in an Award Certificate, the Administrator shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Beneficiary, may exercise rights under the Award.
8.3.
Withholding.

The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding. Payment of withholding obligations is due before the Company will issue any Shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. To the extent not otherwise provided for in an Award Certificate or approved by the Administrator, a Participant shall satisfy such tax obligations in whole or in part by delivery of a portion of the Award creating the tax obligation, valued at Fair Market Value; provided, however, except as otherwise provided by the Administrator, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
8.4.
Conditions on Delivery of Stock.

The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Company, (b) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
8.5.
Acceleration.

The Administrator or its delegee may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

ARTICLE 9. MISCELLANEOUS
9.1.
No Right to Employment or Other Status.

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award Certificate.
9.2.
No Rights as Stockholder.

Subject to the provisions of the applicable Award Certificate and except as provided in Section 6.3, no Participant or beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed with respect to an Award until becoming the record holder of such shares.
9.3.
Amendment.

(a)
Amendment of the Plan.   The Administrator may amend, suspend or terminate the Plan or any portion of the Plan at any time; provided that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Administrator may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 9.3 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Administrator determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(b)
Amendment of Award.   The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan.

9.4.
Compliance with Code Section 409A.

No Award shall provide for a deferral of compensation within the meaning of section 409A of the Code, unless the Administrator, at the time of grant, specifically provides that the Award is intended to be subject to section 409A of the Code. If an Award is intended to be subject to section 409A, the following provisions shall apply except to the extent that a contrary provision is included in the Award Certificate: (a) such Award shall be payable on the earlier of a “change in control” or the Participant’s “separation from service” with the Company and (2) any payment made to a Participant who is a “specified employee” of the Company shall not be made before such date as is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 9.4, the terms “change in control,” “separation from service” and “specified employee” shall have the meanings set forth in section 409A and the applicable Treasury regulations. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, section 409A is not so exempt or compliant or for any action taken by the Administrator. No amendment of the Plan or of an Award is effective if it would result in deferred recognition of income or additional tax under section 409A or cause awards not subject to section 409A to become subject to section 409A, unless the Administrator, at the time of grant, specifically provides that the Award is intended to be subject to section 409A.
9.5.
Governing Law.

The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of  [Arkansas], excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

9.6.
Clawback Rights.

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or the Administrator, whether or not approved before or after the effective date of the Plan.

Simmons First National Corporation

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Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 2 and FOR Proposals 1, 3, 4, and 5.

	For	Against	Abstain
1. To fix the number of directors at fifteen (15):	☐	☐	☐

2. ELECTION OF DIRECTORS:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jay D. Burchfield	☐	☐	☐	02 - Marty D. Casteel	☐	☐	☐	03 - William E. Clark, II	☐	☐	☐
04 - Steven A. Cossé	☐	☐	☐	05 - Mark C. Doramus	☐	☐	☐	06 - Edward Drilling	☐	☐	☐
07 - Eugene Hunt	☐	☐	☐	08 - Jerry Hunter	☐	☐	☐	09 - Susan Lanigan	☐	☐	☐
10 - George A. Makris, Jr.	☐	☐	☐	11 - W. Scott McGeorge	☐	☐	☐	12 - Tom E. Purvis	☐	☐	☐
13 - Robert L. Shoptaw	☐	☐	☐	14 - Russell Teubner	☐	☐	☐	15 - Mindy West	☐	☐	☐

6. Upon such other business as may properly come before the meeting or any adjournments thereof.

1 P C F

037QRB

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PROXY BALLOT — SIMMONS FIRST NATIONAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 2020

The undersigned hereby constitutes and appoints William C. Bridgforth, Robert A. Fehlman, and Stephen C. Massanelli as Proxies, each with the power of substitution, to represent and vote as designated on this proxy ballot all of the shares of common stock of Simmons First National Corporation held of record by the undersigned on February 25, 2020, at the Annual Meeting of Shareholders to be held on April 23, 2020, and any adjournment thereof. **This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 2 AND "FOR" PROPOSALS (1), (3), (4), AND (5).**

The undersigned acknowledges receipt of this ballot, Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and Company Report.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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